UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21184

Name of Fund:  BlackRock Florida Municipal 2020 Term Trust (BFO)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Florida Municipal

2020 Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2018

Date of reporting period: 01/31/2018

Item 1 – Report to Stockholders

JANUARY 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock California Municipal Income Trust (BFZ)

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock Municipal 2030 Target Term Trust (BTT)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock New Jersey Municipal Income Trust (BNJ)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended January 31, 2018, assets with higher risk and return potential, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by rising interest rates.

Emerging market stocks posted the strongest performance, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, the 10-year U.S. Treasury — a bellwether of the bond market — posted a modest negative return, as rising energy prices, higher wages, and steady job growth drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together. Consensus expectations for global economic growth also rose, as long-anticipated fiscal stimulus and capital spending plans indicated that new sources of demand could extend the current economic cycle.

The Fed responded to these positive developments by increasing short-term interest rates three times during the year. In October 2017, the Fed also reduced its $4.5 trillion balance sheet by $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth and inflation, as well as limited bond supply, put steady pressure on other central banks to follow in the Fed’s footsteps. In October 2017, the ECB announced plans to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, as the country’s inflation rate remained below 2.0%.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	15.43%	26.41%
U.S. small cap equities (Russell 2000® Index)	11.23	17.18
International equities (MSCI Europe, Australasia, Far East Index)	12.14	27.60
Emerging market equities (MSCI Emerging Markets Index)	18.51	41.01
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.58	0.93
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.74)	(0.47)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.35)	2.15
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.41
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.94	6.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended January 31, 2018

Municipal Market Conditions

Municipal bonds experienced positive performance during the period alongside a favorable technical backdrop and a flattening yield curve resulting from continued Fed monetary policy normalization and largely muted inflation expectations. Ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds amid fiscal policy uncertainty, which saw tax reform ultimately lower the top individual tax rate just 2.6% while eliminating deductions and increasing demand for tax shelter. During the 12 months ended January 31, 2018, municipal bond funds experienced net inflows of approximately $33 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained elevated from a historical perspective at $394 billion (though well below the robust $455 billion issued in the prior 12-month period). Notably, issuance in December posted the highest monthly total on record at $56 billion, as issuers rushed deals to market ahead of the expected elimination of the tax-exemption for advanced refunding bonds and possibly private activity bonds (PABs). Ultimately, the final version of the Tax Cuts and Jobs Act left PABs unchanged, though the elimination of advanced refundings will likely suppress supply going forward, providing a powerful technical.	S&P Municipal Bond Index Total Returns as of January 31, 2018 6 months: 0.01% 12 months: 3.41%

A Closer Look at Yields

From January 31, 2017 to January 31, 2018, yields on AAA-rated 30-year municipal bonds decreased by 17 basis points (“bps”) from 3.08% to 2.91%, while 10-year rates increased by 3 bps from 2.32% to 2.35% and 5-year rates increased by 20 bps from 1.63% to 1.83% (as measured by Thomson Municipal Market Data). The municipal yield curve flattened significantly over the 12-month period with the spread between 2- and 30-year maturities flattening by 64 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. Notably, January saw interest rates move rapidly higher alongside strong global growth and a more hawkish bias from global central banks. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of January 31, 2018, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”), Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. BTT is permitted to use economic leverage (which includes leverage attributable to reverse repurchase agreements) of up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING	5

Trust Summary as of January 31, 2018	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2018 ($13.34)(a)	4.95%
Tax Equivalent Yield(b)	10.78%
Current Monthly Distribution per Common Share(c)	$0.0550
Current Annualized Distribution per Common Share(c)	$0.6600
Economic Leverage as of January 31, 2018(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.10%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BFZ(a)(b)	(7.06)%	0.01%
Lipper California Municipal Debt Funds(c)	(5.62)	0.03

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	U.S. municipal bonds produced generally flat returns during the period, with income offsetting a modest decline in prices. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	California underperformed the national indices due to questions about the long-term effects the Federal tax reform bill could have on the supply-and-demand profile of the state’s municipal market.

•	Portfolio income contributed to performance by offsetting the downturn in bond prices. The use of leverage helped boost the Trust’s income, but it also amplified the effect of market weakness.

•	Holdings that the Trust purchased when rates were higher also aided performance due to their generous income and lower sensitivity to the negative effects of rising interest rates.

•	The Trust’s cash reserves, while minimal, helped dampen the effect market volatility as yields rose.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•	Holdings in more highly-rated investment-grade bonds (those rated AA and AAA) lagged non-investment grade holdings, as fund flows into high yield products led to greater price appreciation for lower-rated issues. This trend was most pronounced in the beginning of the period but less so in January once high yield fund flows turned negative.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of January 31, 2018 (continued)	BlackRock California Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	01/31/18	07/31/17	Change	High	Low
Market Price	$13.34	$14.71	(9.31)%	$14.81	$13.14
Net Asset Value	14.97	15.34	(2.41)	15.48	14.97

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/18	07/31/17
County/City/Special District/School District	28%	29%
Utilities	18	21
Transportation	18	13
Education	14	13
Health	11	12
State	6	7
Tobacco	5	5
Housing(b)	—	—

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL /MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	16%
2019	22
2020	3
2021	11
2022	3

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/18	07/31/17
AAA/Aaa	8%	9%
AA/Aa	71	71
A	14	13
BBB/Baa	1	—	(b)
BB/Ba	1	1
B	4	4
N/R	1	2

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	Represents less than 1% of the Trust’s total investments.

TRUST SUMMARY	7

Trust Summary as of January 31, 2018	BlackRock Florida Municipal 2020 Term Trust

Trust Overview

BlackRock Florida Municipal 2020 Term Trust’s (BFO) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax and Florida intangible personal property tax and to return $15.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar-weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

There is no assurance that the Trust will achieve its investment objective of returning $15.00 per share.

Trust Information

Symbol on NYSE	BFO
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of January 31, 2018 ($14.33)(a)	2.18%
Tax Equivalent Yield(b)	3.68%
Current Monthly Distribution per Common Share(c)	$0.0260
Current Annualized Distribution per Common Share(c)	$0.3120
Economic Leverage as of January 31, 2018(d)	—

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Percentage is less than 1% which represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BFO(a)(b)	(3.65)%	(0.56)%
Lipper Other States Municipal Debt Funds(c)	(4.74)	(0.22)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved to a discount to NAV during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	U.S. municipal bonds produced generally flat returns during the period, with income offsetting a modest decline in prices. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market. At the state level, Florida’s economy continued to outperform behind strong employment growth in construction, professional services and hospitality.

•	Since the Trust is scheduled to terminate on or about December 31, 2020, it holds securities that will mature close to that date. Short-term bonds were the weakest segment of the market during the reporting period due to expectations for additional Fed rate increases, so the Trust’s short-term bias detracted from performance.

•	While higher short-term rates were an overall headwind, the trend also allowed the Trust to reinvest the proceeds from bond calls and maturities at higher yields. The municipal market benchmark rate for 2020 moved higher by 60 basis points (0.60%) during the period.

•	The Trust’s positions in cash and pre-refunded bonds, while limited, largely avoided the price declines that occurred in the broader market.

•	Positions in housing bonds, which are defensive by virtue of their continuously callable structures, added to performance.

•	From a ratings perspective, positions in high-grade bonds underperformed lower-rated securities due to investors’ continued demand for yield.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of January 31, 2018 (continued)	BlackRock Florida Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	01/31/18	07/31/17	Change	High	Low
Market Price	$14.33	$15.05	(4.78)%	$15.18	$14.24
Net Asset Value	14.79	15.05	(1.73)	15.08	14.78

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/18	07/31/17
County/City/Special District/School District	27%	35%
Health	19	18
Utilities	15	16
Transportation	15	11
State	11	11
Corporate	8	4
Education	5	5
Housing(b)	—	—

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

Calendar Year Ended December 31,
2018	15%
2019	11
2020	65
2021	1
2022	6

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/18	07/31/17
AAA/Aaa	1%	1%
AA/Aa	54	56
A	31	28
BBB/Baa(b)	—	—
N/R(c)	14	15

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	Represents less than 1% of the Trust’s total investments.
(c)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2018 and July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 4%, respectively, of the Trust’s total investments.

TRUST SUMMARY	9

Trust Summary as of January 31, 2018	BlackRock Municipal 2030 Target Term Trust

Trust Overview

BlackRock Municipal 2030 Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives.

There is no assurance that the Trust will achieve its investment objective of returning $25.00 per share.

Trust Information

Symbol on NYSE	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Current Distribution Rate on Closing Market Price as of January 31, 2018 ($21.39)(a)	4.03%
Tax Equivalent Rate(b)	6.81%
Current Monthly Distribution per Common Share(c)	$0.0718
Current Annualized Distribution per Common Share(c)	$0.8616
Economic Leverage as January 31, 2018(d)	37%

(a)	Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain at fiscal year end.
(d)	Represents RVMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BTT(a)(b)	(5.77)%	1.55%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(6.00)	0.50

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	U.S. municipal bonds produced generally flat returns during the period, with income offsetting a modest decline in prices. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	The Trust’s position in New Jersey bonds made a meaningful contribution to performance. The state government passed legislation that redirected roughly $1 billion annually in lottery proceeds to its pension funds, which helped stabilize its credit rating and contributed to outperformance for the state’s debt.

•	Positions in the tax-backed and health care sectors made positive contributions to absolute performance.

•	The Trust’s investments in lower-rated issues, which outpaced the broader market, also aided results.

•	The Trust’s allocation to zero-coupon bonds, while limited, detracted from performance since their longer duration accentuated the negative price performance in a down market. (Duration is a measure of interest-rate sensitivity.)

•	Reinvestment had an adverse effect on the Trust’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of January 31, 2018 (continued)	BlackRock Municipal 2030 Target Term Trust

Market Price and Net Asset Value Per Share Summary

	01/31/18	07/31/17	Change	High	Low
Market Price	$21.39	$23.14	(7.56)%	$23.27	$21.06
Net Asset Value	23.74	23.83	(0.38)	24.57	23.74

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/18	07/31/17
Transportation	22%	25%
Health	20	19
County/City/Special District/School District	15	14
State	14	12
Education	10	13
Corporate	9	8
Utilities	6	6
Tobacco	2	2
Housing	2	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (e)

Calendar Year Ended December 31,
2018	1%
2019	—
2020	4
2021	1
2022	32

(e)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	01/31/18	07/31/17
AAA/Aaa	4%	4%
AA/Aa	29	30
A	36	36
BBB/Baa	18	17
BB/Ba	2	2
B	2	2
CCC/Caa	—	—	(c)
N/R(d)	9	9

(b)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(c)	Represents less than 1% of total investments.
(d)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

TRUST SUMMARY	11

Trust Summary as of January 31, 2018	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds, the interest of which is exempt from U.S. federal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2018 ($13.54)(a)	5.89%
Tax Equivalent Yield(b)	9.95%
Current Monthly Distribution per Common Share(c)	$0.0665
Current Annualized Distribution per Common Share(c)	$0.7980
Economic Leverage as of January 31, 2018(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BBF(a)(b)	(8.66)%	0.38%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(6.00)	0.50

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	U.S. municipal bonds produced generally flat returns during the period, with income offsetting a modest decline in prices. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	Positions in longer-dated securities contributed to performance, as yields on longer-maturity bonds rose less than those of short-term issues. (Prices and yields move in opposite directions.) In addition, longer-term debt generated higher income relative to other segments of the yield curve. Conversely, the Trust’s allocation to shorter-dated bonds also detracted from returns.

•	Positions in BBB rated and non-investment grade bonds, which outperformed higher-quality securities, added to performance. Holdings in the tax-backed state and local sectors further aided results, particularly investments in New Jersey and Illinois. However, positions in higher-quality securities underperformed relative to lower-quality issues.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•	The use of leverage helped performance by augmenting portfolio income, but it exacerbated the impact of declining bond prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of January 31, 2018 (continued)	BlackRock Municipal Income Investment Trust

Market Price and Net Asset Value Per Share Summary

	01/31/18	07/31/17	Change	High	Low
Market Price	$13.54	$15.27	(11.33)%	$15.43	$13.49
Net Asset Value	14.11	14.48	(2.56)	14.58	14.11

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/18	07/31/17
County/City/Special District/School District	25%	23%
Transportation	21	21
Health	14	15
Utilities	12	14
Education	11	10
State	8	9
Tobacco	6	5
Housing	2	1
Corporate	1	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	14%
2019	27
2020	10
2021	13
2022	2

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/18	07/31/17
AAA/Aaa	9%	9%
AA/Aa	47	49
A	15	16
BBB/Baa	15	14
BB/Ba	3	3
B	3	3
N/R(b)	8	6

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2018 and July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and less than 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	13

Trust Summary as of January 31, 2018	BlackRock New Jersey Municipal Income Trust

Trust Overview

BlackRock New Jersey Municipal Income Trust’s (BNJ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey gross income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On September 6, 2017, the Boards of the Trust, BlackRock New Jersey Municipal Bond Trust (BLJ) and BlackRock MuniYield New Jersey Fund, Inc. (MYJ) approved the reorganizations of the Trust and BLJ with and into MYJ, with MYJ continuing as the surviving fund after the reorganization. The reorganizations are subject to approval by each fund’s shareholders and certain other conditions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BNJ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2018 ($14.35)(a)	5.31%
Tax Equivalent Yield(b)	10.57%
Current Monthly Distribution per Common Share(c)	$0.0635
Current Annualized Distribution per Common Share(c)	$0.7620
Economic Leverage as of January 31, 2018(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.77%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BNJ(a)(b)	(7.72)%	2.04%
Lipper New Jersey Municipal Debt Funds(c)	(5.19)	0.79

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	U.S. municipal bonds produced generally flat returns during the period, with income offsetting a modest decline in prices. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the Fed would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	New Jersey bonds outperformed the national market due in part to investors’ positive perception of legislation that redirected roughly $1 billion annually in lottery proceeds to the state’s pension funds. The yield spreads on New Jersey tax-backed issues compressed significantly, making it the best performing sector held in the Fund during the past six months.

•	Positions in longer-term securities, which strongly outpaced short-term issues, contributed positively. Conversely, the Trust’s holdings in short-term and intermediate bonds — which are more sensitive to Fed policy — lagged due to expectations for higher rates.

•	The Trust’s investments in lower-rated issues, which outpaced the broader market, also added value.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	Reinvestment had an adverse effect on the Trust’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2018 (continued)	BlackRock New Jersey Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	01/31/18	07/31/17	Change	High	Low
Market Price	$14.35	$15.97	(10.14)%	$16.05	$14.30
Net Asset Value	15.29	15.39	(0.65)	15.70	15.29

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investment *

SECTOR ALLOCATION

Sector	01/31/18	07/31/17
Transportation	35%	36%
County/City/Special District/School District	22	22
Education	16	16
State	9	9
Corporate	7	6
Health	6	6
Housing	2	2
Tobacco	2	2
Utilities	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

2018	15%
2019	9
2020	5
2021	17
2022	9

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/18		07/31/17
AAA/Aaa	4%		4%
AA/Aa	35		36
A	21		25
BBB/Baa	27		22
BB/Ba	9		10
B	1		—	(b)
N/R	3	(c)	3

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	Represents less than 1% of total investments.
(c)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

FUND SUMMARY	15

Trust Summary as of January 31, 2018	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2018 ($13.62)(a)	4.45%
Tax Equivalent Yield(b)	8.83%
Current Monthly Distribution per Common Share(c)	$0.0505
Current Annualized Distribution per Common Share(c)	$0.6060
Economic Leverage as of January 31, 2018(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BNY(a)(b)	(9.28)%	0.26%
Lipper New York Municipal Debt Funds(c)	(4.98)	(0.20)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	U.S. municipal bonds produced generally flat returns during the period, with income offsetting a modest decline in prices. Stronger economic growth and concerns about emerging inflation pressures fueled expectations that the U.S. Federal Reserve would continue to tighten monetary policy, dampening returns across the fixed-income market.

•	New York municipal bonds underperformed the national market. New issuance in the state was relatively robust compared to the nation as a whole, which contributed to the weaker performance. Unfortunately, much of the new issuance was concentrated in several large issuers in which the Fund already had positions, thereby limiting the opportunity set. New York’s overall economic trends continued to improve, albeit at a rate slightly below the national level. However, the state continued to enjoy a broad and diverse economic base. One area of potential concern was the capping of deductibility of state and local taxes due to recently enacted Federal tax reform policies, which may reduce New York’s ability to raise taxes in the future.

•	Portfolio income, enhanced by leverage, made the largest positive contribution to performance at a time in which bond prices fell. However, the use of leverage also exacerbated the effect of market weakness.

•	Exposure to lower-rated issues (those rated A and below) helped results as this market segment outperformed higher-rated bonds.

•	From a sector perspective, the Trust’s allocations to the education and transportation sectors were beneficial.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•	The Trust’s positions in shorter-term bonds proved detrimental as rates increased the most in the two- to five-year portion of the yield curve. This allocation is largely comprised of advance-refunded bonds purchased in a higher-yield environment. Conversely, the Trust’s exposure to the long end of the yield curve was beneficial as rates increased less in this area.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2018 (continued)	BlackRock New York Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	01/31/18	07/31/17	Change	High	Low
Market Price	$13.62	$15.37	(11.39)%	$15.50	$13.55
Net Asset Value	14.73	15.04	(2.06)	15.20	14.73

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/18	07/31/17
County/City/Special District/School District	22%	20%
Transportation	22	23
Education	19	20
Utilities	12	12
State	10	10
Health	8	9
Tobacco	3	2
Corporate	2	2
Housing	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	4%
2019	7
2020	5
2021	15
2022	14

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/18	07/31/17
AAA/Aaa	17%	16%
AA/Aa	40	40
A	24	28
BBB/Baa	10	6
BB/Ba	2	1
B	1	1
N/R(b)	6	8

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2018 and July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 4%, respectively, of the Trust’s total investments.

FUND SUMMARY	17

Schedule of Investments (unaudited) January 31, 2018	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
California — 92.9%
County/City/Special District/School District — 22.2%
Butte-Glenn Community College District, GO, Election of 2002, Series C, 5.50%, 08/01/19(a)	$8,425	$8,933,701
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Mission Bay North Redevelopment Project, Series A, 5.00%, 08/01/41	1,185	1,341,657
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.13%, 05/01/31	500	566,035
6.50%, 05/01/36	1,210	1,384,022
6.50%, 05/01/42	2,225	2,545,000
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 02/01/19(a)	2,000	2,092,020
County of Orange California Water District, COP, Refunding, 5.25%, 08/15/19(a)	2,000	2,117,860
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	8,990	10,446,110
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A(a):
5.50%, 03/01/21	5,270	5,885,325
6.00%, 03/01/21	2,880	3,259,382
County of Santa Clara California Financing Authority, Refunding LRB, Series L, 5.25%, 05/15/18(a)	20,000	20,225,600
Evergreen Elementary School District, GO, Election of 2006, Series B (AGC), 5.13%, 08/01/33	2,500	2,629,100
Los Angeles Unified School District, GO, Election of 2008, Series A, 4.00%, 07/01/40	8,000	8,360,080
Modesto Irrigation District, COP, Capital Improvements, Series A, 5.75%, 10/01/29	3,035	3,179,952
Oak Grove School District, GO, Election of 2008, Series A, 5.50%, 08/01/33	1,315	1,392,388
Pico Rivera Public Financing Authority, RB, 5.75%, 09/01/19(a)	2,000	2,133,220
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 06/01/32	3,375	3,878,921
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 08/01/41	3,060	3,455,689
San Marcos Schools Financing Authority, Refunding RB, (AGM), 5.25%, 08/15/40	3,000	3,586,410
Torrance Unified School District California, GO, Election of 2008, Measure Z, 6.00%, 08/01/19(a)	4,000	4,271,080
Tustin California School District, GO, Election of 2008, Series B, 5.25%, 08/01/21(a)	3,445	3,874,764
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/38	1,625	1,921,026
West Contra Costa California Unified School District, GO, Series A:
Election of 2010 (AGM), 5.25%, 08/01/32	4,960	5,524,994
Election of 2012, 5.50%, 08/01/39	2,500	2,923,550

		105,927,886
Education — 6.6%
California Educational Facilities Authority, Refunding RB, San Francisco University:
6.13%, 10/01/21(a)	3,075	3,558,636
6.13%, 10/01/36	3,205	3,690,557
California Municipal Finance Authority, RB, Emerson College, 5.75%, 01/01/22(a)	2,500	2,882,800
California Municipal Finance Authority, Refunding RB, Emerson College, Series B:
5.00%, 01/01/34	695	803,740
5.00%, 01/01/36	750	863,205
5.00%, 01/01/37	630	723,360

Security	Par (000)	Value
Education (continued)
California State University, Refunding RB, Systemwide, Series A, 5.00%, 11/01/33	$5,640	$6,634,163
University of California, RB, Series AV, 5.25%, 05/15/47	500	589,680
University of California, Refunding RB, Series AR, 5.00%, 05/15/41	10,000	11,528,600

		31,274,741
Health — 9.4%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 08/01/19(a)	4,975	5,330,514
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 09/01/19(a)	6,710	7,162,455
Children’s Hospital, Series A, 5.25%, 11/01/41	8,500	9,394,880
Sutter Health, Series B, 6.00%, 08/15/42	6,015	6,608,620
California Health Facilities Financing Authority, Refunding RB, Series A(a):
Catholic Healthcare West, 6.00%, 07/01/19	5,550	5,902,036
Dignity Health, 6.00%, 07/01/19	4,520	4,806,704
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	1,000	1,103,250
California Statewide Communities Development Authority, Refunding RB, Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	4,000	4,427,800

		44,736,259
State — 8.6%
Orange County Community Facilities District, Special Tax Bonds, Village of Esencia, Series A, 5.25%, 08/15/45	2,500	2,824,675
State of California, GO, Various Purposes, 6.00%, 04/01/38	12,000	12,580,440
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 04/01/19(a)	9,000	9,536,490
Various Capital Projects, Series I, 5.50%, 11/01/33	4,940	5,760,238
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/19(a)	5,025	5,455,793
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	4,335	4,979,051

		41,136,687
Tobacco — 7.2%
County of California Tobacco Securitization Agency, Refunding RB, Asset-Backed, Merced County, Series A, 5.25%, 06/01/45	1,135	1,136,532
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1, 5.75%, 06/01/47	27,800	28,064,656
Tobacco Securitization Authority of Northern California, Refunding RB, Asset-Backed Bonds, Series A-1, 5.38%, 06/01/38	2,000	2,003,860
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 06/01/37	2,500	2,507,250
5.13%, 06/01/46	885	886,531

		34,598,829
Transportation — 21.2%
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 05/01/39	6,750	7,120,305
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT:
San Francisco International Airport, 5.00%, 05/01/41	5,170	5,827,676
5.00%, 05/01/42	6,805	7,725,989

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation (continued)
City & County of San Francisco California Airports Commission, Refunding RB, San Francisco International Airport, Series B, AMT, 5.00%, 05/01/46	$3,375	$3,788,741
City of Long Beach California Harbor Revenue, ARB, Green Bonds, Series B, AMT, 5.00%, 05/15/43	1,695	1,935,419
City of Los Angeles California Department of Airports, ARB, AMT:
Los Angeles International Airport, Sub-Series A, 5.00%, 05/15/42	8,980	10,134,020
Los Angeles International Airport, Sub-Series B, 5.00%, 05/15/34	3,425	3,913,302
Subordinate, Los Angeles International Airport, Series B, 5.00%, 05/15/41	4,000	4,520,240
Sub-Series A, 5.00%, 05/15/42	3,325	3,796,618
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior, Series A:
5.00%, 05/15/34	6,650	6,941,735
5.00%, 05/15/40	4,760	5,102,863
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/36	2,800	3,201,492
Series A, 5.00%, 03/01/37	1,500	1,711,275
Series A, 5.00%, 03/01/41	3,850	4,372,791
Series A-1, 5.75%, 03/01/34	3,875	4,286,138
Series A-1, 6.25%, 03/01/34	2,650	2,995,825
County of Sacramento California, Refunding ARB, Senior Series A, 5.00%, 07/01/41	12,500	14,296,500
County of Sacramento California, ARB:
PFC/Grant, Sub-Series D, 6.00%, 07/01/35	3,000	3,056,070
Senior Series B, 5.75%, 07/01/39	1,850	1,883,300
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 08/01/44	4,135	4,607,010

		101,217,309
Utilities — 17.7%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 04/01/21(a)	7,690	8,594,575
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series D, 5.88%, 01/01/34	6,555	6,935,714
City of Los Angeles California Department of Water & Power, RB:
Power System, Sub-Series A-1, 5.25%, 07/01/38	9,000	9,142,380
Water System, Series A, 5.38%, 07/01/38	2,000	2,070,800
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 07/01/39	4,000	4,418,800
City of Los Angeles California Wastewater System, Refunding RB, Series A, 5.00%, 06/01/19(a)	2,000	2,096,180
City of Petaluma California Wastewater, Refunding RB, 6.00%, 05/01/21(a)	5,625	6,403,050
City of San Francisco California Public Utilities Commission Water Revenue, RB, Sub-Series A, 5.00%, 11/01/37	5,000	5,554,100
Cucamonga Valley Water District, Refunding RB, Series A (AGM), 5.25%, 09/01/31	4,320	4,839,307
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 02/01/21(a)	2,425	2,736,807
East Bay Municipal Utility District Water System Revenue, RB, Green Bond, Series A, 5.00%, 06/01/45	6,000	7,007,280
El Dorado Irrigation District/El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 03/01/39	10,000	11,475,300
Los Angeles Department of Water, Refunding RB, Series A, 5.25%, 07/01/44	3,000	3,552,780
Los Angeles Department of Water & Power System Revenue, RB, Series B, 5.00%, 07/01/38	6,000	6,917,220

Security	Par (000)	Value
Utilities (continued)
Yorba Linda Water District, Refunding RB, Series A, 5.00%, 10/01/38	$2,570	$3,000,681

		84,744,974

Total Municipal Bonds in California		443,636,685

Multi-State — 0.4%
Housing — 0.4%
Centerline Equity Issuer Trust(b):
Series A-4-2, 6.00%, 05/15/19	1,000	1,050,210
Series B-3-2, 6.30%, 05/15/19	1,000	1,053,800

		2,104,010

Puerto Rico — 1.1%
Tobacco — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	2,910	2,677,171
5.63%, 05/15/43	2,765	2,527,127

		5,204,298

Total Municipal Bonds — 94.4% (Cost — $428,676,021)		450,944,993

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

California — 75.5%
County/City/Special District/School District — 25.1%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/41	11,620	13,265,857
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(a)(d)	12,902	14,061,729
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(a)	20,131	21,496,449
Los Angeles Unified School District California, GO, Series I, 5.00%, 01/01/34	5,000	5,229,700
Palomar California Community College District, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	17,211,909
San Diego Community College District California, GO, Election of 2002, 5.25%, 08/01/19(a)	10,484	11,073,497
San Joaquin California Delta Community College District, GO, Election of 2004, Series C, 5.00%, 08/01/39	14,505	16,442,660
San Jose Unified School District, GO:
Election of 2002, Series D, 5.00%, 08/01/18(a)	14,625	14,893,018
Series C, 4.00%, 08/01/39	6,100	6,369,376

		120,044,195
Education — 17.3%
Grossmont Union High School District, GO, Election of 2004, 5.00%, 08/01/18(a)	13,095	13,334,988
University of California, RB:
Series AM, 5.25%, 05/15/44	5,000	5,803,450
Series O, 5.75%, 05/15/19(a)	12,303	12,982,309
University of California, Refunding RB:
Series A, 5.00%, 11/01/43	11,791	13,545,584
Series AI, 5.00%, 05/15/38	14,225	16,098,876
Series AR, 5.00%, 05/15/38	4,250	4,916,570
Series I, 5.00%, 05/15/40	14,065	15,998,779

		82,680,556
Health — 9.1%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 08/15/52	9,695	10,795,853
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	18,960	20,906,244

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Health (continued)
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series L, 5.00%, 05/15/47	$10,290	$11,620,291

		43,322,388
State — 2.5%
State of California, GO, Refunding, Various Purposes, 5.00%, 09/01/35	10,115	11,751,454

Transportation — 9.0%
City of Los Angeles California Department of Airports, ARB, AMT:
Los Angeles International Airport, Sub-Series A, 5.00%, 05/15/42	13,730	15,494,390
Series D, 5.00%, 05/15/41	18,632	20,827,968
County of San Diego Regional Transportation Commission, Refunding RB, Series A, 5.00%, 04/01/48	5,740	6,619,454

		42,941,812
Utilities — 12.5%
County of Orange California Water District, COP, Refunding, 5.00%, 08/15/19(a)	10,480	11,051,632
County of San Diego California Water Authority Financing Corp., COP, Refunding, Series A (AGM)(a):
5.00%, 01/01/00	1,670	1,685,498
5.00%, 05/01/18	8,370	8,447,674
Eastern Municipal Water District, COP, Series H, 5.00%, 07/01/18(a)	18,002	18,270,154
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/46	6,412	7,350,135
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 05/15/19(a)	12,460	13,071,412

		59,876,505

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 75.5% (Cost — $352,707,307)		360,616,910

Total Long-Term Investments — 169.9% (Cost — $781,383,328)		811,561,903

Security	Shares	Value
Short-Term Securities — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.95%(e)(f)	417,528	$417,569

Total Short-Term Securities — 0.1% (Cost — $417,546)		417,569

Total Investments — 170.0% (Cost — $781,800,874)		811,979,472
Other Assets Less Liabilities — 1.8%		8,480,261
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (35.9)%		(171,593,282)
VMTP Shares, at Liquidation Value — (35.9)%		(171,300,000)

Net Assets Applicable to Common Shares — 100.0%		$477,566,451

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(d)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires on August 1, 2018, is $6,798,086. See Note 4 of the Notes to Financial Statements for details.
(e)	Annualized 7-day yield as of period end.

(f)	During the period ended January 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 01/31/18	Value at 01/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	252,116	165,412	417,528	$417,569	$6,967	$356	$(2)

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock California Municipal Income Trust (BFZ)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	92	03/20/18	$11,185	$235,617
Long U.S. Treasury Bond	132	03/20/18	19,511	597,749
5-Year U.S. Treasury Note	34	03/29/18	3,900	47,304

				$880,670

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$880,670	$—	$880,670

(a)	Includes cumulative depreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$249,388	$—	$249,388

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$937,532	$—	$937,532

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$30,831,539

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock California Municipal Income Trust (BFZ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$811,561,903	$—	$811,561,903
Short-Term Securities	417,569	—	—	417,569

	$417,569	$811,561,903	$—	$811,979,472

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$880,670	$—	$—	$880,670

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(170,958,028)	$—	$(170,958,028)
VMTP Shares at Liquidation Value	—	(171,300,000)	—	(171,300,000)

	$—	$(342,258,028)	$—	$(342,258,028)

During the period ended January 31, 2018, there were no transfers between levels.

See notes to financial statements.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2018	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Florida — 98.4%
Corporate — 7.9%
Citizens Property Insurance Corp., RB, Senior Secured, Series A-1, 5.00%, 06/01/20	$3,140	$3,364,510
County of Hillsborough Florida IDA, Refunding RB, Tampa Electric Co. Project, Series A, 5.65%, 05/15/18	1,000	1,011,480
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/20	2,000	2,171,140

		6,547,130
County/City/Special District/School District — 27.0%
City of Jacksonville Florida, RB, Series B, 5.00%, 10/01/20	760	825,862
City of Jacksonville Florida, Refunding RB:
Better Jacksonville Sales Tax, 5.00%, 10/01/20	4,000	4,340,080
Brooks Rehabilitation Project, 5.00%, 11/01/20	400	432,448
County of Broward Florida School Board, COP, Refunding, Series A, 5.00%, 07/01/20	2,000	2,154,920
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 07/01/18(a)	2,500	2,540,800
County of Miami-Dade Florida School Board, COP, Refunding, Series B (AGC), 5.25%, 05/01/18(a)	4,000	4,039,160
Florida State Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 06/01/20	485	512,354
Indian River County School Board, COP, Refunding, Series A, 5.00%, 07/01/20	1,000	1,075,490
Miami-Dade County School Board Foundation, Inc., COP, Refunding, Series A, 5.00%, 05/01/20	1,250	1,337,387
Palm Beach County School District, COP, Refunding Series B, 5.00%, 08/01/20	3,000	3,242,580
Stevens Plantation Florida Imports Project Dependent Special District, RB, 6.38%, 05/01/49(b)(c)	2,425	1,697,500

		22,198,581
Education — 4.8%
City of Tampa Florida, Refunding RB, Florida Revenue The University of Tampa Project, 5.00%, 04/01/20	795	844,894
Florida Atlantic University Traffic and Parking Services Revenue, Refunding RB, Series A, 5.00%, 07/01/20	1,150	1,237,101
Florida State Board of Governors, Refunding RB, University of Central Florida, Series A, 5.00%, 07/01/18	400	405,984
Florida State Higher Educational Facilities Financial Authority, Refunding RB, University of Tampa Project, Series A, 5.00%, 04/01/20	1,000	1,063,850
Volusia County School Board, COP, Refunding Series A, 5.00%, 08/01/20	350	377,766

		3,929,595
Health — 18.5%
County of Brevard Florida Health Facilities Authority, Refunding RB, 5.00%, 04/01/20	500	531,925
County of Highlands Florida Health Facilities Authority, Refunding RB, Hospital, Adventist Health, Series I, 5.00%, 11/15/20	2,155	2,277,576
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
3.25%, 06/01/18	195	196,266
3.50%, 06/01/19	200	205,194
County of Palm Beach Florida Health Facilities Authority, Refunding RB:
Acts Retirement-Life Communities, Inc., 5.00%, 11/15/22	4,735	5,278,389
Bethesda Healthcare System Project, Series A (AGM), 5.00%, 07/01/20(d)	1,285	1,387,080
County of Palm Beach Health Facilities Authority, Refunding RB, Acts Retirement-Life Communities, Inc., 4.00%, 11/15/20	2,000	2,102,820
Halifax Hospital Medical Center, Refunding RB, 5.00%, 06/01/20	590	629,394

Security	Par (000)	Value
Health (continued)
Miami Beach Health Facilities Authority, Refunding RB, 5.00%, 11/15/20	$150	$161,328
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida Obligated Group, 5.00%, 08/15/20	2,250	2,420,730

		15,190,702
Housing — 0.2%
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	80	81,321
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 09/01/40	90	90,803

		172,124
State — 10.8%
Florida Municipal Loan Council, RB, Series D (AGM):
5.00%, 10/01/19	1,050	1,106,942
4.00%, 10/01/20	1,105	1,164,383
4.00%, 10/01/21	500	534,415
Florida Municipal Loan Council, Refunding RB:
CAB, Series A (NPFGC), 0.00%, 04/01/20(e)	2,315	2,139,847
Series B-2 (AGM), 4.00%, 10/01/20	655	687,239
State of Florida Department of Environmental Protection, Refunding RB, Series A, 5.00%, 07/01/20	3,000	3,235,350

		8,868,176
Transportation — 14.8%
City of Jacksonville Florida Port Authority, Refunding RB, AMT, 4.00%, 11/01/20	865	897,585
County of Broward Florida Fuel System, RB, Lauderdale Fuel Facilities, Series A (AGM), AMT, 5.00%, 04/01/20	160	170,147
County of Broward Florida Port Facilities, Refunding RB, Series B, AMT, 5.00%, 09/01/20	2,500	2,692,250
County of Hillsborough Aviation Authority, Refunding ARB, Tampa International Airport, Series A, 5.00%, 10/01/18	3,400	3,483,062
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,484,807
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 07/01/20	1,500	1,615,080
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, 5.00%, 07/01/20	550	592,059
Greater Orlando Aviation Authority, Refunding RB, Series C, 5.00%, 10/01/20	1,130	1,224,841

		12,159,831
Utilities — 14.4%
City of Fort Lauderdale Florida Water & Sewer Revenue, Refunding RB, 5.00%, 09/01/20	2,970	3,221,886
City of Miami Beach Florida, RB, 5.00%, 09/01/20	250	269,752
City of North Miami Florida Beach Water Revenue, RB, 5.00%, 08/01/20	1,200	1,290,000
County of Miami-Dade Florida Water & Sewer System, Refunding RB, Series B (AGM), 5.25%, 10/01/19	4,000	4,236,640
Florida Governmental Utility Authority, RB, Golden Gate Utility System (AGM), 5.00%, 07/01/19	510	534,215
Florida Governmental Utility Authority, Refunding RB (AGM):
4.00%, 10/01/20	500	526,870
Lehigh Utility, 5.00%, 10/01/20	635	685,711
Florida Municipal Power Agency, RB, 5.00%, 10/01/20	500	541,285
Town of Davie Florida, Refunding RB, Nova Southeastern University Project, Series B, 5.00%, 04/01/20	530	561,641

		11,868,000

Total Municipal Bonds in Florida		80,934,139

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)

Security	Shares/Par (000)	Value
Guam — 0.5%
Utilities — 0.5%
Guam Government Waterworks Authority, RB, 5.25%, 07/01/20	$100	$106,862
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	310	332,921

		439,783

Total Municipal Bonds — 98.9% (Cost — $80,570,910)		81,373,922

Short-Term Securities — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.95%(f)(g)	149,341	149,356

Total Short-Term Securities — 0.2% (Cost — $149,341)		149,356

Total Investments — 99.1% (Cost — $80,720,251)		81,523,278
Other Assets Less Liabilities — 0.9%		719,761

Net Assets Applicable to Common Shares — 100.0%		$82,243,039

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Issuer filed for bankruptcy and/or is in default.
(c)	Non-income producing security.
(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)	Zero-coupon bond.
(f)	Annualized 7-day yield as of period end.

(g)	During the period ended January 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 01/31/18	Value at 01/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,171,482	(2,022,141)	149,341	$149,356	$17,914	$243	$(535)

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$81,373,922	$—	$81,373,922
Short-Term Securities	149,356	—	—	149,356

	$149,356	$81,373,922	$—	$81,523,278

(a)	See above Schedule of Investments for values in each sector.

During the period ended January 31, 2018, there were no transfers between levels.

See notes to financial statements.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2018	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 2.0%
Alabama Federal Aid Highway Finance Authority, RB, Series A:
5.00%, 09/01/33	$3,985	$4,735,575
5.00%, 09/01/34	3,500	4,146,275
Alabama Special Care Facilities Financing Authority-Birmingham, Refunding RB, Children’s Hospital of Albama, 5.00%, 06/01/30	10,000	11,306,900
County of Jefferson Alabama Sewer Revenue, Refunding RB, CAB, Senior Lien-Warrants, Series B (AGM)(a):
0.00%, 10/01/31	7,375	3,804,099
0.00%, 10/01/32	6,295	3,013,102
0.00%, 10/01/33	1,275	571,837
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University:
5.00%, 12/01/32	290	331,304
Series A, 5.00%, 12/01/33	1,010	1,147,754
Series A, 5.00%, 12/01/34	1,380	1,555,205
University of South Alabama, Refunding RB, AGM:
5.00%, 11/01/29	1,105	1,291,469
5.00%, 11/01/30	2,000	2,327,380

		34,230,900
Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 06/01/23	4,945	5,086,476

Arizona — 2.2%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital:
Series A, 5.00%, 02/01/34	6,340	6,784,624
Series B, 5.00%, 02/01/33	1,810	1,926,654
City of Phoenix Arizona IDA, RB, Facility:
Candeo Schools, Inc. Project, 6.00%, 07/01/23	505	553,702
Eagle College Preparatory Project, Series A, 4.50%, 07/01/22	490	507,028
Eagle College Preparatory Project, Series A, 5.00%, 07/01/33	1,000	1,024,600
Legacy Traditional Schools Project, Series A, 5.75%, 07/01/24(b)	750	812,063
County of Maricopa IDA, Refunding RB, Banner Health, Series A, 5.00%, 01/01/31	16,280	19,003,807
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 09/01/29	6,000	6,321,180

		36,933,658
California — 13.7%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Sub-Lien, Series A (AMBAC), 0.00%, 10/01/30(a)	10,530	6,408,558
Azusa Unified School District, GO, Refunding, (AGM):
4.00%, 08/01/30	4,420	4,797,733
4.00%, 08/01/31	4,825	5,195,801
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series A, 5.00%, 11/15/32	1,700	2,013,344
California Municipal Finance Authority, RB:
Biola University, 4.00%, 10/01/27	750	800,460
Biola University, 4.00%, 10/01/33	2,500	2,572,700
Senior, S/F Housing, Caritas Affordable Housing, Inc. Project, Series A, 5.00%, 08/15/30	1,000	1,100,010
California Municipal Finance Authority, Refunding RB, Eisenhower Medical Center, Series A:
5.00%, 07/01/30	1,200	1,392,336
5.00%, 07/01/31	1,050	1,213,632

Security	Par (000)	Value
California (continued)
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 07/01/30(b)	$13,845	$15,173,428
California Statewide Communities Development Authority, RB:
American Baptist Homes of the West, Series A, 5.00%, 10/01/23	1,500	1,680,210
Eskaton Properties, Inc., 5.25%, 11/15/34	2,500	2,719,850
City & County of San Francisco California Redevelopment Agency, Refunding, Special Tax Bonds, No. 6 Mission Bay South Public Improvements, Series A:
5.00%, 08/01/28	1,000	1,110,660
5.00%, 08/01/29	1,300	1,440,933
City of Long Beach California Harbor Revenue, RB, AMT, Series A:
5.00%, 05/15/31	1,200	1,405,944
5.00%, 05/15/32	1,800	2,102,526
5.00%, 05/15/33	675	785,464
5.00%, 05/15/34	1,650	1,914,214
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A, AMT:
5.00%, 03/01/30	500	582,850
5.00%, 03/01/31	1,500	1,740,765
5.00%, 03/01/32	1,000	1,156,200
5.00%, 03/01/33	975	1,123,112
5.00%, 03/01/34	1,250	1,435,613
5.00%, 03/01/35	2,000	2,291,880
County of San Diego Regional Airport Authority, ARB, AMT, Sub-Series B, 5.00%, 07/01/33	1,000	1,157,610
El Camino Community College District, GO, CAB, Election of 2002, Series C(a):
0.00%, 08/01/30	9,090	6,098,026
0.00%, 08/01/31	12,465	8,024,344
0.00%, 08/01/32	17,435	10,770,820
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/29	14,500	16,704,145
Los Angeles Regional Airports Improvement Corp., Refunding RB, LAXFuel Corp., Los Angeles International, AMT, 5.00%, 01/01/32	4,110	4,416,031
Los Angeles Unified School District, GO, Election of 2008, Series A, 4.00%, 07/01/33	3,000	3,193,920
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,500	3,073,200
Monterey Peninsula Community College District, GO, Refunding, CAB(a):
0.00%, 08/01/30	3,500	2,322,145
0.00%, 08/01/31	5,940	3,768,455
Oakland Unified School District/Alameda County, GO, Refunding, 5.00%, 08/01/30	1,800	2,122,956
Oakland Unified School District/Alameda County, GO:
Series A, 5.00%, 08/01/32	1,100	1,278,783
Series A, 5.00%, 08/01/33	1,000	1,156,630
Refunding Series C, 5.00%, 08/01/30	1,300	1,549,015
Poway Unified School District, GO, Election of 2008, Series A(a):
0.00%, 08/01/27	10,000	7,536,700
0.00%, 08/01/30	10,000	6,602,200
0.00%, 08/01/32	12,500	7,580,375
Riverside Public Financing Authority, Tax Allocation Bonds, University Corridor/Sycamore Canyon Merged Redevelopment Project, Series C (NPFGC), 4.50%, 08/01/30	10,000	10,020,100

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
California (continued)
San Bernardino Community College District, GO, Refunding, Series A:
4.00%, 08/01/31	$10,660	$11,335,524
4.00%, 08/01/32	12,010	12,714,386
4.00%, 08/01/33	5,665	5,982,523
State of California, GO, Refunding:
5.00%, 08/01/30	13,250	15,861,575
Various Purpose, 4.00%, 09/01/34	16,000	17,089,760
Union City Community Redevelopment Agency, Refunding, Tax Allocation Bonds, Community Redevelopment Agency Projects, Series A:
5.00%, 10/01/32	1,355	1,559,280
5.00%, 10/01/33	3,000	3,447,810
Washington Township Health Care District, Refunding RB, Series B, 3.00%, 07/01/28	1,815	1,737,863

		229,262,399
Colorado — 2.3%
Central Platte Valley Metropolitan District, GO, Series A:
5.13%, 12/01/29	700	764,120
5.50%, 12/01/29	750	837,675
5.38%, 12/01/33	1,500	1,647,105
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds(b):
4.00%, 12/01/23	1,000	1,032,340
4.10%, 12/01/24	5,080	5,223,307
4.20%, 12/01/25	5,280	5,402,602
4.50%, 12/01/30	4,305	4,375,774
Colorado Health Facilities Authority, Refunding RB:
Covenant Retirement Communities, Series A, 4.50%, 12/01/33	4,595	4,659,284
Covenant Retirement Communities, Series A, 5.00%, 12/01/33	3,000	3,212,040
NCMC, Inc. Project, 4.00%, 05/15/30	2,860	3,043,069
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.25%, 12/01/30	500	526,345
Park Creek Metropolitan District, Refunding, Tax Allocation Bonds, Senior Limited Property, Series A:
5.00%, 12/01/27	1,500	1,730,550
5.00%, 12/01/28	1,500	1,723,725
5.00%, 12/01/30	1,350	1,539,148
5.00%, 12/01/31	1,500	1,704,555
5.00%, 12/01/33	1,000	1,128,940
Tallyns Reach Metropolitan District No. 3, GO, Refunding, 5.00%, 12/01/33	503	533,195

		39,083,774
Connecticut — 0.8%
State of Connecticut, GO, Series D, 4.00%, 08/15/29	11,500	12,112,030
State of Connecticut Health & Educational Facilities Authority, RB, Sacred Heart University Issue, Series I-1:
5.00%, 07/01/31	400	461,632
5.00%, 07/01/32	200	229,582
5.00%, 07/01/33	210	240,143
5.00%, 07/01/34	300	342,015
5.00%, 07/01/35	400	454,976

		13,840,378
District of Columbia — 1.7%
District of Columbia, GO, Series A, 5.00%, 06/01/32	16,980	19,792,737
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 07/01/23(c)	1,700	2,050,149
Metropolitan Washington Airports Authority, Refunding RB, AMT:
5.00%, 10/01/32	2,750	3,195,802

Security	Par (000)	Value
District of Columbia (continued)
Metropolitan Washington Airports Authority, Refunding RB, AMT (continued):
5.00%, 10/01/33	$1,270	$1,470,127
5.00%, 10/01/34	2,000	2,306,120

		28,814,935
Florida — 9.2%
City of Lakeland Florida, Refunding RB, Lakeland Regional Health System, 5.00%, 11/15/30	3,750	4,312,838
City of Tampa Florida, Refunding RB, H. Lee Moffitt Cancer Center Project, Series A, 4.00%, 09/01/33	10,000	10,297,700
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.00%, 11/15/29	5,000	5,595,150
County of Broward Florida, ARB, AMT:
5.00%, 10/01/30	2,290	2,671,674
5.00%, 10/01/31	2,000	2,324,220
5.00%, 10/01/33	2,000	2,309,720
5.00%, 10/01/34	1,500	1,726,890
County of Broward Florida, RB, Fort Lauderdale Fuel Facilities, Series A, AMT (AGM):
5.00%, 04/01/30	600	656,688
5.00%, 04/01/33	740	806,215
County of Martin Florida IDA, Refunding RB, Indiantown Cogeneration, L.P. Project, AMT, 4.20%, 12/15/25(b)	5,250	5,361,510
County of Miami-Dade Florida, Refunding RB, Series B, 4.00%, 04/01/32	6,690	7,086,449
County of Miami-Dade Florida School Board, COP, Refunding, Series A, 5.00%, 05/01/32	9,000	10,235,610
County of Orange Florida Tourist Development Tax Revenue, Refunding RB:
5.00%, 10/01/30	11,470	14,116,932
4.00%, 10/01/31	16,485	17,643,071
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/32	19,790	22,353,003
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB, Series B(a):
0.00%, 06/01/30	2,000	1,357,080
0.00%, 06/01/31	1,295	844,819
0.00%, 06/01/32	2,495	1,565,263
Double Branch Community Development District, Refunding, Special Assessment Bonds, Senior Lien, Series A-1, 4.13%, 05/01/31	1,200	1,236,768
Greater Orlando Aviation Authority, Refunding RB, Jet Blue Airways Corp. Project, AMT, 5.00%, 11/15/26	2,000	2,123,680
Jacksonville Florida Port Authority, Refunding RB, AMT:
4.50%, 11/01/30	2,895	3,055,499
4.50%, 11/01/31	3,200	3,375,968
4.50%, 11/01/32	2,300	2,423,349
Miami Beach Health Facilities Authority, Refunding RB, Mont Sinai Medical Center, 5.00%, 11/15/30	1,000	1,092,380
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/30	3,825	4,392,056
Village Community Development District No. 10, Special Assessment Bonds, Sumter County:
4.50%, 05/01/23	2,320	2,480,660
5.00%, 05/01/32	5,545	6,140,200
Village Community Development District No. 5, Refunding, Special Assessment Bonds, Sumter County:
Phase I, 3.50%, 05/01/28	1,990	2,010,875
Phase I, 3.50%, 05/01/28	3,720	3,759,023
Phase II, 4.00%, 05/01/33	1,155	1,178,551
Phase II, 4.00%, 05/01/34	2,400	2,448,936

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
Village Community Development District No. 6, Refunding, Special Assessment Bonds, Sumter County, 4.00%, 05/01/29	$5,955	$6,139,903

		153,122,680
Illinois — 13.9%
Chicago Board of Education, GO, Refunding, Dedicated Revenues:
Series C, 5.00%, 12/01/30	7,025	7,340,914
Series F, 5.00%, 12/01/22	4,760	5,054,977
Chicago Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/33	5,000	5,535,250
Chicago O’Hare International Airport, Refunding RB, Series B, 5.00%, 01/01/33	6,940	7,805,279
Chicago Transit Authority, Refunding RB:
Section 5307, Urbanized Area Formula Funds, 5.00%, 06/01/26	2,000	2,291,240
Section 5337, State of Good Repair Formula Funds, 5.00%, 06/01/26	1,000	1,149,600
City of Chicago Illinois, GO, Project, Series A, 5.00%, 01/01/33	10,000	10,329,300
City of Chicago Illinois, RB, Wastewater Transmission, 2nd Lien:
4.00%, 01/01/31	10,375	10,483,419
4.00%, 01/01/32	10,790	10,871,465
4.00%, 01/01/33	11,220	11,272,173
4.00%, 01/01/35	9,135	9,174,189
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 01/01/27	5,000	5,173,900
City of Chicago Illinois Motor Fuel Tax Revenue, Refunding RB, (AGM), 5.00%, 01/01/30	730	793,430
City of Chicago O’Hare International Airport, Refunding GARB, Senior Lien, Series B, 5.00%, 01/01/33	6,000	6,917,100
City of St. Charles Illinois, GO, Refunding, Corporate Purpose:
4.00%, 12/01/30	1,620	1,729,123
4.00%, 12/01/31	1,715	1,826,492
County of Cook Illinois, GO, Refunding, Series C, 4.00%, 11/15/29	19,750	20,596,880
Illinois Finance Authority, Refunding RB:
DePaul University, Series A, 5.00%, 10/01/30	1,000	1,154,030
DePaul University, Series A, 4.00%, 10/01/31	1,000	1,048,490
DePaul University, Series A, 4.00%, 10/01/32	1,000	1,045,430
Lutheran Home & Services Obligated Group, 5.00%, 05/15/22	3,890	4,082,205
Lutheran Home & Services Obligated Group, 5.50%, 05/15/27	4,350	4,661,025
Lutheran Home & Services Obligated Group, 5.50%, 05/15/30	4,900	5,210,366
Presence Health Network, Series C, 5.00%, 02/15/30	12,000	13,542,600
Rush University Medical Center, Series A, 5.00%, 11/15/31	8,415	9,473,607
Rush University Medical Center, Series A, 5.00%, 11/15/32	2,075	2,331,698
Rush University Medical Center, Series A, 5.00%, 11/15/33	2,125	2,380,531
The Peoples Gas Light & Coke Company Project, 4.00%, 02/01/33	11,000	11,341,330
The University of Chicago Medical Centre, Series B, 5.00%, 08/15/30	3,205	3,625,368
Illinois State Toll Highway Authority, Refunding RB, Senior, Series A, 4.00%, 12/01/31	20,000	21,053,200

Security	Par (000)	Value
Illinois (continued)
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
5.00%, 12/15/28	$1,200	$1,353,348
5.00%, 12/15/30	1,385	1,542,378
State of Illinois, GO, Series D, 5.00%, 11/01/26	10,025	10,712,414
Winnebago & Boone Counties School District No. 205 Rockford, GO:
4.00%, 02/01/29	9,080	9,455,640
4.00%, 02/01/30	9,835	10,094,939

		232,453,330
Indiana — 3.0%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 01/01/24	1,780	1,992,728
City of Whiting Indiana, RB, BP Products North America, Inc. Project, AMT, 5.00%, 03/01/46(d)	8,500	9,637,980
Indiana Finance Authority, Refunding RB:
Community Health Network Project, Series A, 4.00%, 05/01/35	23,565	24,126,082
Earlham College Project, 5.00%, 10/01/32	11,255	11,612,459
Northern Indiana Commuter Transportation District, RB:
5.00%, 07/01/32	1,000	1,139,740
5.00%, 07/01/33	1,400	1,588,986

		50,097,975
Iowa — 2.0%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	60	61,045
5.25%, 12/01/25	14,345	15,161,518
5.25%, 12/01/50(d)	18,440	18,440,000

		33,662,563
Kansas — 0.1%
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A, 5.00%, 09/01/33	1,370	1,567,499

Kentucky — 0.6%
Countyof Louisville/Jefferson Metropolitan Government, Refunding RB, Norton Healthcare, Inc., Series A, 5.00%, 10/01/32	7,300	8,288,639
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier-DownTown Crossing Project:
Series B, 0.00%, 07/01/30(a)	1,230	712,133
Convertible Series C, 0.00%, 07/01/33(e)	1,500	1,401,180

		10,401,952
Louisiana — 2.7%
City of New Orleans Louisiana, Refunding RB, 5.00%, 12/01/29	1,000	1,133,220
City of Ruston Louisiana, RB, (AGM):
5.00%, 06/01/29	1,060	1,216,043
5.00%, 06/01/30	1,000	1,144,040
5.00%, 06/01/31	1,020	1,163,698
5.00%, 06/01/32	1,225	1,393,719
Louisiana Public Facilities Authority, Refunding RB:
5.00%, 05/15/29	1,235	1,407,196
5.00%, 05/15/30	990	1,122,957
3.00%, 05/15/31	2,225	2,125,810
5.00%, 05/15/32	1,485	1,668,932
5.00%, 05/15/33	2,175	2,437,696
Entergy Louisiana, Series B, 3.50%, 06/01/30	5,990	6,049,960
Louisiana Stadium & Exposition District, Refunding RB, Senior, Series A, 5.00%, 07/01/30	3,000	3,405,150

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Louisiana (continued)
Port New Orleans Board of Commissioners, Refunding RB, Series B, AMT:
5.00%, 04/01/31	$300	$322,986
5.00%, 04/01/32	1,000	1,072,700
5.00%, 04/01/33	1,575	1,684,116
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 07/01/29	1,925	2,165,144
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 05/15/31	3,425	3,706,706
5.25%, 05/15/32	4,375	4,782,706
5.25%, 05/15/33	4,750	5,150,757
5.25%, 05/15/35	1,500	1,631,640

		44,785,176
Maryland — 1.9%
City of Baltimore Maryland, Refunding RB, Convention Center Hotel, 5.00%, 09/01/31	1,250	1,450,025
County of Anne Arundel Maryland Consolidated, Special Taxing District, Special Tax Bonds, Villages At Two Rivers Project:
4.20%, 07/01/24	700	697,256
4.90%, 07/01/30	1,315	1,331,543
County of Howard Maryland Housing Commission, RB, Woodfield Oxford Square Apartments, 5.00%, 12/01/33	1,765	2,027,861
Maryland EDC, RB, Purple Line Light Rail Project, Series D, AMT, 5.00%, 03/31/30	1,325	1,511,653
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 09/01/25	3,225	3,386,992
Salisbury University Project, 5.00%, 06/01/34	500	525,970
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, Series A, 5.00%, 01/01/31	2,865	3,329,846
Charlestown Community, Series A, 5.00%, 01/01/32	3,010	3,481,276
Charlestown Community, Series A, 5.00%, 01/01/33	3,165	3,645,257
LifeBridge Health Issue, 5.00%, 07/01/31	1,000	1,157,610
LifeBridge Health Issue, 5.00%, 07/01/32	500	577,040
LifeBridge Health Issue, 5.00%, 07/01/33	1,000	1,150,550
Lifebridge Health Issue, 5.00%, 07/01/33	385	438,800
LifeBridge Health Issue, 5.00%, 07/01/34	775	888,956
Meritus Medical Center, 5.00%, 07/01/29	2,200	2,453,308
Meritus Medical Center, 5.00%, 07/01/31	1,400	1,544,704
Meritus Medical Center, 5.00%, 07/01/33	1,200	1,310,040

		30,908,687
Massachusetts — 1.5%
Massachusetts Development Finance Agency, RB, Emmanuel College Issue, Series A, 5.00%, 01/01/33	1,070	1,217,425
Massachusetts Development Finance Agency, Refunding RB, Series A, Emmanuel College Issue:
5.00%, 10/01/30	780	881,689
5.00%, 10/01/31	3,635	4,088,466
5.00%, 10/01/32	980	1,097,551
5.00%, 10/01/33	1,285	1,433,006
5.00%, 01/01/32	2,020	2,334,171
5.00%, 01/01/33	1,500	1,726,410
5.00%, 01/01/34	2,085	2,393,976
5.00%, 01/01/35	2,000	2,289,080
Massachusetts Educational Financing Authority, Refunding RB, Series K, AMT, 5.25%, 07/01/29	6,820	7,292,489

		24,754,263

Security	Par (000)	Value
Michigan — 1.5%
Michigan Finance Authority, Refunding RB:
MidMichigan Health, 5.00%, 06/01/33	$2,750	$3,082,365
Oakwood Obligation Group, 5.00%, 08/15/30	2,105	2,327,730
Trinity Health Credit Group, 5.00%, 12/01/31	3,000	3,485,040
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	8,195	8,427,738
Saginaw Valley State University, Refunding RB, Series A:
5.00%, 07/01/31	2,070	2,360,918
5.00%, 07/01/32	1,430	1,626,425
State of Michigan, Refunding RB, GAN, 5.00%, 03/15/27	3,750	4,449,637

		25,759,853
Minnesota — 0.2%
Sartell-St Stephen Independent School District No. 748, GO, Series B(a):
0.00%, 02/01/30	1,850	1,241,387
0.00%, 02/01/31	2,190	1,409,462
0.00%, 02/01/32	1,450	893,809

		3,544,658
Mississippi — 1.3%
Mississippi Development Bank, Refunding RB, Municipal Energy Agency of Mississippi, Series A (AGM):
5.00%, 03/01/30	2,280	2,603,258
5.00%, 03/01/31	1,595	1,813,770
5.00%, 03/01/32	2,000	2,266,680
5.00%, 03/01/33	1,275	1,440,151
State of Mississippi, RB, Series E, 5.00%, 10/15/33	12,225	14,012,540

		22,136,399
Missouri — 0.7%
City of St. Louis Missouri IDA, Refunding RB, Ballpark Village Development Project, Series A, 3.88%, 11/15/29	1,105	1,118,514
Missouri State Health & Educational Facilities Authority, Refunding RB:
CoxHealth, Series A, 4.00%, 11/15/33	2,010	2,087,988
St. Louis College of Pharmacy, 5.00%, 05/01/30	3,000	3,347,760
The Children’s Mercy Hospital, 5.00%, 05/15/31	1,175	1,331,733
The Children’s Mercy Hospital, 4.00%, 05/15/32	1,680	1,746,024
The Children’s Mercy Hospital, 4.00%, 05/15/33	2,000	2,072,760

		11,704,779
Nebraska — 1.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 09/01/32	4,500	5,008,680
Central Plains Nebraska Energy Project, RB, Energy Project No. 3, 5.00%, 09/01/27	5,000	5,565,200
Public Power Generation Agency, Refunding RB, Whelan Energy Center Unit 2, Series A, 5.00%, 01/01/32	7,630	8,720,556

		19,294,436
Nevada — 0.0%
Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/27(b)	335	355,291

New Hampshire — 0.3%
New Hampshire State Turnpike System, RB, Series C, 4.00%, 08/01/33	4,350	4,511,298

New Jersey — 13.9%
Casino Reinvestment Development Authority, Refunding RB:
5.00%, 11/01/21	2,465	2,681,279
5.00%, 11/01/22	1,890	2,073,557
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,626,090

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New Jersey (continued)
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	$12,230	$13,378,519
Continental Airlines, Inc. Project, Series A, AMT, 5.63%, 11/15/30	1,740	1,975,805
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	1,315	1,493,209
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.00%, 01/01/28	4,705	5,260,002
Series DDD, 5.00%, 06/15/35	2,000	2,150,060
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/23	13,000	14,382,420
Cigarette Tax, 5.00%, 06/15/26	10,610	11,508,773
Cigarette Tax, 4.25%, 06/15/27	16,500	17,111,985
Continental Airlines, Inc. Project, AMT, 5.75%, 09/15/27	6,200	6,896,198
Provident Group — Montclaire Properties LLC (AGM), 5.00%, 06/01/30	1,500	1,724,085
Provident Group — Montclaire Properties LLC (AGM), 5.00%, 06/01/31	1,750	2,003,803
Provident Group — Montclaire Properties LLC (AGM), 4.00%, 06/01/32	2,125	2,205,452
Series BBB, 5.50%, 06/15/29	10,000	11,480,400
Sub-Series A, 4.00%, 07/01/32	9,855	9,916,298
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	5,000	5,596,900
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Princeton HealthCare System, 5.00%, 07/01/29	2,900	3,335,377
Princeton HealthCare System, 5.00%, 07/01/30	2,400	2,746,848
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/30	11,245	12,832,569
St. Joseph Health System, 5.00%, 07/01/28	1,500	1,673,130
St. Joseph Health System, 5.00%, 07/01/29	1,250	1,385,600
St. Joseph Health System Obligated Group Issue, 5.00%, 07/01/30	1,100	1,214,268
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
5.00%, 12/01/23	3,475	3,889,463
5.00%, 12/01/24	6,000	6,767,520
5.00%, 12/01/25	5,500	6,192,890
5.00%, 12/01/26	2,250	2,521,845
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/31	2,250	2,272,297
Federal Highway Reimbursement Revenue Notes, Series A-2, 5.00%, 06/15/30	5,000	5,049,550
Transportation Program, Series AA, 5.25%, 06/15/27	4,225	4,689,877
Transportation Program, Series AA, 5.25%, 06/15/28	4,500	4,985,865
Transportation System, CAB, Series A, 0.00%, 12/15/28(a)	31,000	19,731,190
Transportation System, Series AA, 4.00%, 06/15/30	13,315	13,394,091
Transportation System, Series C, 5.25%, 06/15/32	10,000	10,831,300
Transportation System, Series D, 5.00%, 06/15/32	5,000	5,334,650
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 5.25%, 01/01/27	5,000	5,801,950
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/33	500	551,335
5.00%, 11/01/34	500	549,430
Township of Irvington New Jersey, GO, Refunding, Series A (AGM):
5.00%, 07/15/30	2,000	2,253,040

Security	Par (000)	Value
New Jersey (continued)
Township of Irvington New Jersey, GO, Refunding, Series A (AGM) (continued):
5.00%, 07/15/31	$1,450	$1,631,642

		233,100,562
New Mexico — 1.0%
New Mexico Educational Assistance Foundation, RB, Education Loan, AMT:
Series A-1, 3.75%, 09/01/31	6,250	6,289,312
Series A-2, 3.80%, 11/01/32	5,850	5,894,168
Series A-2, 3.80%, 09/01/33	5,000	5,021,900

		17,205,380
New York — 2.9%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 4.50%, 01/01/25(b)	900	1,000,926
New York City Transitional Finance Authority Future Tax Secured Revenue, RB:
0.97%, 08/01/43(d)	6,400	6,400,000
Series A-2, 5.00%, 08/01/33	9,780	11,474,287
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
4.00%, 07/01/32	5,500	5,707,900
4.00%, 07/01/33	6,000	6,202,260
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT:
5.00%, 08/01/26	3,080	3,310,630
5.00%, 08/01/31	3,465	3,683,988
Onondaga Civic Development Corp., Refunding RB, St. Joseph’s Hospital Health Center Project, 4.50%, 07/01/22(c)	9,115	10,162,861

		47,942,852
North Carolina — 0.4%
North Carolina Medical Care Commission, Refunding RB, Mission Health Combined Group:
4.00%, 10/01/31	1,250	1,316,388
5.00%, 10/01/32	3,700	4,276,016
4.00%, 10/01/33	1,500	1,564,710

		7,157,114
Ohio — 1.4%
American Municipal Power, Inc., RB, Meldahl Hydroelectric Project, Green Bond, Series A:
5.00%, 02/15/29	700	800,380
5.00%, 02/15/30	885	1,007,838
5.00%, 02/15/31	800	907,992
5.00%, 02/15/32	1,000	1,130,430
5.00%, 02/15/33	1,195	1,346,347
County of Butler Ohio, Refunding RB, UC Health:
5.00%, 11/15/30	1,225	1,408,958
5.00%, 11/15/31	2,500	2,866,375
5.00%, 11/15/32	2,200	2,514,468
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities, Series A:
5.25%, 07/01/28	500	512,510
5.63%, 07/01/32	1,000	1,031,830
County of Hamilton Ohio Sales Tax Revenue, Refunding RB, Series A, 5.00%, 12/01/30	4,500	5,238,990
Ohio Air Quality Development Authority, Refunding RB, AMT, 3.95%, 11/01/32(d)	1,500	592,200
State of Ohio, RB, Portsmouth Bypass Project, AMT (AGM):
5.00%, 12/31/29	1,625	1,832,577
5.00%, 12/31/30	2,400	2,696,424

		23,887,319

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Oklahoma — 0.8%
Norman Regional Hospital Authority, Refunding RB:
5.00%, 09/01/27	$2,100	$2,427,642
5.00%, 09/01/28	2,000	2,302,220
5.00%, 09/01/29	2,150	2,462,632
5.00%, 09/01/30	5,130	5,846,866

		13,039,360
Oregon — 0.5%
Oregon Health & Science University, Refunding RB, Series B, 5.00%, 07/01/35	7,390	8,529,168

Pennsylvania — 20.8%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 05/01/27	6,750	7,214,737
5.00%, 05/01/28	5,000	5,329,950
5.00%, 05/01/29	3,745	3,981,459
5.00%, 05/01/30	5,300	5,617,417
Chester County Health & Education Facilities Authority, Refunding RB, Series A:
Main Line Health System, 5.00%, 10/01/31	1,350	1,576,557
Main Line Health System, 5.00%, 10/01/32	1,450	1,686,713
Main Line Health System, 5.00%, 10/01/33	2,300	2,665,033
Simpson Senior Services Project, 5.00%, 12/01/30	2,180	2,273,064
City of Philadelphia Pennsylvania, GO, Refunding:
(AGM), 5.00%, 08/01/30	10,735	12,575,301
Series A, 5.00%, 08/01/30	4,500	5,210,775
Commonwealth of Pennsylvania, GO, Refunding, , 1st Series, 4.00%, 01/01/30	7,000	7,392,210
County of Allegheny Higher Education Building Authority, Refunding RB, Duquesne University, 4.00%, 03/01/21	350	369,411
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project(d):
Series A, 4.00%, 01/01/35	9,765	3,854,148
Series B, 3.50%, 12/01/35	6,790	2,680,624
County of Berks IDA, Refunding RB, Tower Health Project:
5.00%, 11/01/29	2,000	2,292,100
5.00%, 11/01/30	2,000	2,283,120
5.00%, 11/01/34	2,500	2,818,325
5.00%, 11/01/35	3,325	3,739,561
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.00%, 01/01/22	615	653,776
Asbury Pennsylvania Obligated Group, 5.25%, 01/01/27	1,275	1,336,876
Asbury Pennsylvania Obligated Group, 5.25%, 01/01/32	3,350	3,470,734
Diakon Lutheran Social Ministries Project, 5.00%, 01/01/29	1,300	1,444,924
Diakon Lutheran Social Ministries Project, 5.00%, 01/01/30	2,675	2,964,462
Diakon Lutheran Social Ministries Project, 5.00%, 01/01/32	1,510	1,677,474
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project, Series A, 4.00%, 06/01/31	2,275	2,370,027
County of Delaware Authority, Refunding RB, Cabrini University:
5.00%, 07/01/26	1,180	1,329,069
5.00%, 07/01/28	800	898,240
5.00%, 07/01/29	1,365	1,524,487
5.00%, 07/01/30	1,435	1,595,376

Security	Par (000)	Value
Pennsylvania (continued)
County of Delaware Pennsylvania Authority, Refunding RB, Villanova University:
4.00%, 12/01/30	$1,000	$1,068,230
4.00%, 12/01/31	1,000	1,065,840
County of Lancaster Hospital Authority, Refunding RB, University of Pennsylvania Health System Obligation, Series A, 3.00%, 08/15/30	2,535	2,467,594
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/26	2,500	2,739,650
Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/33	15,015	16,898,632
Albert Einstein Healthcare Network, Series A, 5.25%, 01/15/29	3,250	3,585,595
Albert Einstein Healthcare Network, Series A, 5.25%, 01/15/30	6,185	6,795,707
Whitemarsh Continuing Care Retirement Community Project, 5.00%, 01/01/30	2,000	2,039,720
County of Northampton Pennsylvania General Purpose Authority, RB, St. Luke’s Hospital of Bethlehem, Series A, 5.00%, 08/15/33	13,055	14,096,528
County of Northampton Pennsylvania General Purpose Authority, Refunding RB, Lafayette College, 5.00%, 11/01/34	4,000	4,638,600
County of Westmoreland Municipal Authority, Refunding RB, (BAM):
5.00%, 08/15/27	1,500	1,741,575
5.00%, 08/15/30	4,000	4,670,000
5.00%, 08/15/31	17,010	19,797,769
5.00%, 08/15/32	17,945	20,821,404
Geisinger Authority, Refunding RB, Geisinger Health System, Series A-2:
5.00%, 02/15/32	4,000	4,608,520
5.00%, 02/15/34	1,750	2,002,858
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 12/31/34	16,500	18,442,215
Pennsylvania Bridge Finco LP, 5.00%, 12/31/29	5,000	5,702,500
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/30	13,100	14,878,194
Pennsylvania Economic Development Financing Authority, Refunding RB, University of Pittsburgh Medical Center:
5.00%, 03/15/30	5,250	6,072,360
5.00%, 03/15/31	4,500	5,175,270
Pennsylvania Higher Educational Facilities Authority, RB:
Series AT-1, 5.00%, 06/15/30	7,910	9,161,757
Shippensburg University Student Services, 5.00%, 10/01/30	5,250	5,548,882
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, 5.00%, 05/01/30	425	484,343
Drexel University, 5.00%, 05/01/31	1,000	1,138,850
Drexel University, 5.00%, 05/01/32	1,750	1,987,528
Drexel University, 5.00%, 05/01/33	3,320	3,757,742
Drexel University, 5.00%, 05/01/35	1,000	1,126,430
La Salle University, 4.00%, 05/01/32	3,000	2,990,160
Pennsylvania Housing Finance Agency, Refunding RB, Series 125-A, AMT, 3.40%, 10/01/32	9,000	8,795,970
Pennsylvania Turnpike Commission, RB, Sub-Series B-1:
5.00%, 06/01/31	3,000	3,414,330
5.00%, 06/01/32	4,075	4,620,276
5.00%, 06/01/33	4,000	4,514,680

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Turnpike Commission, Refunding RB:
Motor License Fund, Enhanced Turnpike, 5.00%, 12/01/30	$5,000	$5,757,950
Subordinate, Series B-2 (AGM), 5.00%, 06/01/34	5,000	5,707,800
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/32	1,000	1,135,390
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/33	1,815	2,051,004
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/34	1,500	1,688,370
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/35	2,005	2,251,475
Philadelphia Authority for Industrial Development, Refunding RB, Refunding RB,Wesley Enhanced Living Obligated Group, Series A:
5.00%, 07/01/31	200	218,178
5.00%, 07/01/32	500	542,560
Philadelphia Gas Works Co., Refunding RB, General Ordinance, Series 14-T, 5.00%, 10/01/30	425	488,363
State Public School Building Authority, RB, School District of Philadelphia Project:
5.00%, 04/01/27	4,130	4,444,210
5.00%, 04/01/28	8,000	8,576,240
5.00%, 04/01/29	6,000	6,408,000
5.00%, 04/01/30	5,500	5,849,745
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc. Student Housing Project:
5.00%, 07/01/30	1,280	1,375,872
5.00%, 07/01/30	825	897,303
Upper Moreland Township School District, GO, 5.00%, 10/01/33	250	286,515
Wayne County Hospital & Health Facilities Authority, RB, Wayne Memorial Hospital Project, Series A:
5.00%, 07/01/30	280	325,819
5.00%, 07/01/31	355	411,662
4.00%, 07/01/32	230	240,667
4.00%, 07/01/33	440	458,977

		348,791,759
Rhode Island — 1.7%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, 5.00%, 05/15/30	1,500	1,673,115
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing, Homeownership Opportunity Bonds, Series 68-B, 3.00%, 10/01/31	13,500	13,028,175
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/28	2,750	3,107,473
5.00%, 06/01/29	4,500	5,037,840
5.00%, 06/01/30	4,215	4,692,517

		27,539,120
South Carolina — 0.1%
South Carolina Jobs EDA, Refunding RB, The Lutheran Homes of South Carolina, Inc., 5.00%, 05/01/28	2,000	2,106,280

Tennessee — 0.5%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Erlanger Health System, Series A, 5.00%, 10/01/31	6,210	6,805,477
Counties of Nashville & Davidson Tennessee Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/31	1,300	1,476,514

Security	Par (000)	Value
Tennessee (continued)
County of Memphis-Shelby Industrial Development Board, Refunding, Tax Allocation Bonds, Graceland Project, Series A, 4.75%, 07/01/27	$605	$627,772

		8,909,763
Texas — 18.1%
Central Texas Regional Mobility Authority, RB, Senior Lien, Series A:
5.00%, 01/01/30	1,600	1,807,856
5.00%, 01/01/31	1,175	1,321,828
5.00%, 01/01/33	1,500	1,675,860
Central Texas Turnpike System, Refunding RB, Series C:
5.00%, 08/15/32	12,500	13,981,500
5.00%, 08/15/33	14,000	15,615,320
City of Houston Texas, Refunding RB, Series B-2, AMT, 5.00%, 07/15/20	5,970	6,325,812
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	2,665	2,924,891
City of Houston Texas Combined Utility System Revenue, Refunding RB, First Lien, Series B, 5.25%, 11/15/33	20,000	23,621,400
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 08/15/33	1,650	1,891,675
Clifton Higher Education Finance Corp., Refunding RB, Series A:
Idea Public Schools (PSF- GTD), 4.00%, 08/15/31	1,250	1,334,763
Idea Public Schools (PSF- GTD), 4.00%, 08/15/33	1,200	1,273,044
Uplift Education, 3.10%, 12/01/22	775	785,067
Uplift Education, 3.95%, 12/01/32	1,800	1,806,210
County of Harris Texas, Refunding RB, Toll Road, Senior Lien, Series C, 4.00%, 08/15/33	12,325	12,977,732
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
5.75%, 01/01/28	500	553,220
6.38%, 01/01/33	460	519,211
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, Series A:
Brazos Presbyterian Homes, Inc. Project, 5.00%, 01/01/33	1,090	1,121,000
YMCA of the Greater Houston Area, 5.00%, 06/01/28	1,500	1,614,525
YMCA of the Greater Houston Area, 5.00%, 06/01/33	3,000	3,191,430
County of Matagorda Texas Navigation District No. 1, Refunding RB:
Series A (AMBAC), 4.40%, 05/01/30	31,120	34,610,730
Series B (AMBAC), AMT, 4.55%, 05/01/30	10,000	11,048,600
Series B-2, 4.00%, 06/01/30	12,995	13,644,100
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A(a):
0.00%, 09/15/31	6,235	3,840,573
0.00%, 09/15/32	15,135	8,846,105
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A:
4.00%, 11/15/31	5,500	5,728,525
4.00%, 11/15/32	15,420	16,037,879
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, Series A-1, 5.00%, 10/01/29	1,000	1,101,540
Leander ISD, GO, CAB, Refunding, Series D (PSF-GTD)(a):
0.00%, 08/15/31	1,200	723,468
0.00%, 08/15/32	2,000	1,145,120
0.00%, 08/15/33	4,485	2,436,566

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
New Hope Cultural Education Facilities Corp., RB, Series A:
Station 1 LLC Texas A&M University Project, 5.00%, 04/01/29	$2,290	$2,510,779
Stephenville LLC Tarleton State University Project, 5.38%, 04/01/28	1,150	1,297,304
Stephenville LLC Tarleton State University Project, 5.00%, 04/01/24	420	471,198
Stephenville LLC Tarleton State University Project, 5.00%, 04/01/25	240	270,228
Stephenville LLC Tarleton State University Project, 5.00%, 04/01/29	725	810,572
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 01/01/33	1,600	1,787,824
New Hope Cultural Education Facilities Finance Corp., RB, Jubilee Academic Center Project, Series A(b):
3.63%, 08/15/22	295	295,838
4.25%, 08/15/27	450	451,125
North Texas Tollway Authority, Refunding RB, Series A:
1st Tier, 5.00%, 01/01/35	5,750	6,580,587
2nd Tier, 5.00%, 01/01/33	7,500	8,380,500
Red River Health Facilities Development Corp., RB, Wichita Falls Retirement Foundation Project:
4.70%, 01/01/22	520	541,642
5.50%, 01/01/32	1,000	1,053,810
Socorro Independent School District, GO, Refunding Series B, 4.00%, 08/15/34	3,000	3,218,850
State of Texas, GO, Refunding, Series A, 5.00%, 10/01/23	3,100	3,597,395
Texas A&M University, Refunding RB, Financing System, Series B, 5.00%, 05/15/22	5,000	5,641,600
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/30	18,000	19,730,160
5.00%, 12/15/31	25,000	27,355,500
Texas Public Finance Authority, Refunding RB, Midwestern State University:
4.00%, 12/01/29	2,000	2,141,240
4.00%, 12/01/30	2,000	2,130,100
4.00%, 12/01/31	1,650	1,753,406
Texas Transportation Commission State Highway Fund, Refunding RB, 1st Tier:
5.00%, 10/01/22	5,000	5,700,550
Series A, 5.00%, 04/01/22	5,000	5,636,850
University of Texas System, Refunding RB, Financing System, Series C, 5.00%, 08/15/20	7,410	8,024,067

		302,886,675
Utah — 0.5%
Utah Transit Authority, Refunding RB, Subordinate, 4.00%, 12/15/31	7,750	8,266,383

Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 05/01/33	2,400	2,554,008

Virginia — 0.8%
County of Fairfax Virginia EDA, RB, Vinson Hall LLC, Series A, 5.00%, 12/01/32	2,000	2,126,500
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.50%, 07/01/30	3,000	3,066,150
4.50%, 07/01/32	1,100	1,118,458

Security	Par (000)	Value
Virginia (continued)
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 03/01/26	$500	$500,730
Virginia College Building Authority, RB, Green Bonds, Marymount University Project, Series B, 5.25%, 07/01/30(b)	2,000	2,193,900
Virginia Small Business Financing Authority, RB, Senior Lien, Express Lanes LLC, AMT, 5.00%, 07/01/34	3,940	4,236,406

		13,242,144
Washington — 3.1%
Grant & Douglas Counties School District No. 144-101 Quincy, GO, 4.00%, 12/01/34	7,475	7,931,498
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A:
3.50%, 09/01/18	1,025	1,027,552
5.00%, 09/01/27	1,000	1,029,630
5.25%, 09/01/32	1,850	1,899,858
Port of Seattle Washington, Refunding RB, Interemediate Lien, AMT, Series C:
5.00%, 05/01/33	6,695	7,716,456
5.00%, 05/01/34	6,000	6,894,540
Port of Seattle Washington Industrial Development Corp., Refunding RB, Special Facilities, Delta Airline, Inc. Project, AMT, 5.00%, 04/01/30	5,000	5,484,850
Washington Biomedical Research Properties 3.2, RB, Series A:
5.00%, 01/01/31	1,000	1,168,210
5.00%, 01/01/32	1,140	1,325,888
5.00%, 01/01/33	3,345	3,887,994
Washington Health Care Facilities Authority, Refunding RB, MultiCare Health System, Series B, 5.00%, 08/15/35	9,485	10,914,200
Washington State Housing Finance Commission, Refunding RB, Emerald Heights Project:
5.00%, 07/01/28	1,000	1,111,910
5.00%, 07/01/33	1,100	1,202,828

		51,595,414
West Virginia — 0.2%
West Virginia Hospital Finance Authority, RB, West Virginia University Health System, Series A:
5.00%, 06/01/31	1,950	2,202,954
5.00%, 06/01/33	1,100	1,235,179

		3,438,133
Wisconsin — 1.6%
Public Finance Authority, Refunding RB, AMT:
National Gypsum Co., 5.25%, 04/01/30	6,690	7,192,085
Waste Management, Inc. Project, 2.63%, 11/01/25	3,000	3,017,760
Wisconsin Airport Facilities, Senior Obligated Group, Series B, 5.25%, 07/01/28	2,250	2,452,905
Wisconsin Health & Educational Facilities Authority, Refunding RB, Marquette University, 4.00%, 10/01/32	4,520	4,687,285
Wisconsin Housing & Economic Development Authority, Refunding RB, S/F Housing, Series D, 3.00%, 09/01/32	9,000	8,709,660

		26,059,695

Total Municipal Bonds — 131.6% (Cost — $2,182,368,984)		2,202,564,488

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Colorado — 5.1%
City & County of Denver Colorado, Refunding ARB, Department of Aviation, Series A, AMT(g):
4.25%, 11/15/29	$33,820	$36,183,818
4.25%, 11/15/30	35,210	37,670,970
4.25%, 11/15/31	8,085	8,650,094
4.25%, 11/15/32	2,230	2,385,864

		84,890,746
Florida — 5.8%
County of Broward Florida, ARB, Series Q-1(g):
4.00%, 10/01/29	17,200	17,868,941
4.00%, 10/01/30	18,095	18,798,749
4.00%, 10/01/31	18,820	19,551,945
4.00%, 10/01/32	19,575	20,336,309
4.00%, 10/01/33	20,355	21,146,644

		97,702,588
Iowa — 2.6%
Iowa State Board of Regents, RB, University of Iowa Hospitals & Clinics:
4.00%, 09/01/28	3,375	3,513,495
4.00%, 09/01/29	6,524	6,792,757
4.00%, 09/01/30	6,324	6,584,549
4.00%, 09/01/31	8,649	9,004,957
4.00%, 09/01/32	7,749	8,068,025
4.00%, 09/01/33	9,374	9,759,708

		43,723,491
Nevada — 1.1%
Clark Cnty Nv, 4.00%, 11/01/34	17,710	18,908,300

Pennsylvania — 1.4%
Lehigh Cnty Pa Gen Purpose Hos, 4.00%, 07/01/33	22,285	22,835,637

Texas — 9.6%
City of San Antonio Texas Public Facilities Corp., Refunding LRB, Convention Center Refinancing & Expansion Project:
4.00%, 09/15/30	15,000	15,762,027
4.00%, 09/15/31	19,475	20,464,364
4.00%, 09/15/32	18,075	18,993,242
4.00%, 09/15/33	11,000	11,558,819
4.00%, 09/15/34	11,885	12,488,779
4.00%, 09/15/35	4,500	4,728,608
Dallas Fort Worth International Airport, Refunding RB, AMT(g):
Series E, 4.00%, 11/01/32	6,915	7,305,439
Series E, 4.13%, 11/01/35	10,435	11,024,187
Series F, 5.00%, 11/01/29	12,820	13,543,850
Series F, 5.00%, 11/01/30	15,565	16,443,839

Security	Share/Par (000)	Value
Texas (continued)
Dallas Fort Worth International Airport, Refunding RB, AMT (continued)(g):
Series F, 5.00%, 11/01/31	$10,000	$10,564,625
Series F, 5.00%, 11/01/32	17,170	18,139,462

		161,017,241

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.6% (Cost — $417,871,471)		429,078,003

Total Long-Term Investments — 157.2% (Cost — $2,600,240,455)		2,631,642,491

Short-Term Securities — 1.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.95%(h)(i)	26,413,605	26,416,247

Total Short-Term Securities — 1.6% (Cost — $26,415,619)		26,416,247

Total Investments — 158.8% (Cost — $2,626,656,074)		2,658,058,738
Other Assets Less Liabilities — 1.1%		17,813,025
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.1)%		(252,584,396)
RVMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (44.8)%		(749,595,873)

Net Assets Applicable to Common Shares — 100.0%		$1,673,691,494

(a)	Zero-coupon bond.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires between November 1, 2018 to November 15, 2020, is $128,621,860. See Note 4 of the Notes to Financial Statements for details.
(h)	Annualized 7-day yield as of period end.

(i)	During the period ended January 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 01/31/18	Value at 01/31/18	Income	Net Realized Gain (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	47,738,777	(21,325,172)	26,413,605	$26,416,247	$227,308	$7,354	$(13,872)

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Municipal 2030 Target Term Trust (BTT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$2,631,642,491	$—	$2,631,642,491
Short-Term Securities	26,416,247	—	—	26,416,247

	$26,416,247	$2,631,642,491	$—	$2,658,058,738

(a)	See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(251,819,915)	$—	$(251,819,915)
RVMTP Shares at Liquidation Value	—	(750,000,000)	—	(750,000,000)

	$—	$(1,001,819,915)	$—	$(1,001,819,915)

During the period ended January 31, 2018, there were no transfers between levels.

See notes to financial statements.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2018	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$420	$466,754

Arizona — 1.1%
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.38%, 07/01/50(a)	1,185	1,250,969
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35(a)	275	286,391

		1,537,360
California — 15.3%
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 07/01/19(b)	1,010	1,074,064
California School Finance Authority, RB, Alliance For College-Ready Public School Projects, Series A, 5.00%, 07/01/51(a)	1,200	1,289,832
California Statewide Communities Development Authority, RB, Lancer Educational student Housing Project, Series A, 5.00%, 06/01/46(a)	1,220	1,290,577
California Statewide Communities Development Authority, Refunding RB, Lancer Educational student Housing Project, Series A, 5.00%, 06/01/36(a)	990	1,052,291
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1:
5.13%, 06/01/47	425	424,992
5.75%, 06/01/47	190	191,809
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,185	1,407,662
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(b)	2,165	2,539,956
5.25%, 05/15/38	615	702,490
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 02/01/19(b)	2,450	2,548,857
State of California, GO, Various Purposes, 6.00%, 03/01/33	1,960	2,138,713
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/31	2,100	2,459,772
5.50%, 11/01/33	1,500	1,749,060
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	610	700,628
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 5.00%, 06/01/37	2,025	2,030,872
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	460	542,285

		22,143,860
Colorado — 2.9%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	250	256,168
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	1,750	1,996,557
Colorado Health Facilities Authority, Refunding RB, Series A:
Catholic Health Initiative, 5.50%, 07/01/34	1,675	1,743,390
Frasier Meadows Retirement Community Project, 5.25%, 05/15/37	210	231,725

		4,227,840
Florida — 6.4%
Celebration Pointe Community Development District, Special Assessment Bonds, County of Alachua Florida(a):
5.00%, 05/01/32	225	234,284
5.00%, 05/01/48	555	570,268

Security	Par (000)	Value
Florida (continued)
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	$370	$424,464
County of Miami-Dade Florida, RB, Seaport Department, Series A, 6.00%, 10/01/38	5,675	6,636,005
Lakewood Ranch Stewardship District, Special Assessment Bonds, Lakewood National & Polo Run Projects:
5.25%, 05/01/37	180	191,086
5.38%, 05/01/47	185	195,972
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	875	1,002,356

		9,254,435
Georgia — 0.5%
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power Corporation Vogtle Project, Series C, 4.13%, 11/01/45	425	424,630
Dahlonega Downtown Development Authority, Refunding RB, North Georgia MAC, LLC Project:
3.00%, 07/01/35	140	131,978
3.13%, 07/01/40	175	163,053

		719,661
Illinois — 19.8%
Chicago Board of Education, GO, Dedicated Revenues, Series H, 5.00%, 12/01/46	215	221,042
Chicago Board of Education, GO, Refunding, Dedicated Revenues, Series F, 5.00%, 12/01/23	290	309,596
Chicago Board of Education, GO, Refunding Dedicated Revenues:
Series D, 5.00%, 12/01/27	400	422,893
Series G, 5.00%, 12/01/34	215	221,556
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 01/01/21(b)	4,545	5,170,938
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/31	560	612,686
Sales Tax Receipts, 5.25%, 12/01/36	1,500	1,634,251
Sales Tax Receipts, 5.25%, 12/01/40	1,750	1,904,648
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	580	618,292
5.25%, 12/01/43	2,660	2,773,609
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 08/15/41	1,750	1,958,057
Chicago LLC, University of Illinois at Chicago Project, 5.00%, 02/15/47	130	141,404
Chicago LLC, University of Illinois at Chicago Project, 5.00%, 02/15/50	65	69,897
Rush University Medical Center, Series B, 7.25%, 11/01/18(b)	1,600	1,669,280
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 08/15/19(b)	2,900	3,099,259
Metropolitan Pier & Exposition Authority, RB, Series A, McCormick Place Expansion Project:
Bonds, 0.00%, 12/15/56(d)	2,165	315,224
Bonds, 5.00%, 06/15/57	590	635,696
5.50%, 06/15/53	280	308,101
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Bonds, Series B, 0.00%, 12/15/54(d)	3,250	528,385
Series B-2, 5.00%, 06/15/50	125	128,220
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	1,055	1,183,889
6.00%, 06/01/21	300	341,487

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
State of Illinois, GO:
5.25%, 02/01/31	$730	$769,471
5.25%, 02/01/32	1,500	1,579,485
5.50%, 07/01/33	1,500	1,589,775
5.50%, 07/01/38	340	359,506

		28,566,647
Indiana — 3.7%
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(a):
6.63%, 01/15/34	125	131,495
6.75%, 01/15/43	185	193,843
6.88%, 01/15/52	375	393,750
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 03/01/32	500	513,025
Indiana Municipal Power Agency, RB, Series B, 6.00%, 01/01/19(b)	3,400	3,542,120
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51(a)	520	541,003

		5,315,236
Iowa — 1.1%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(c)	905	905,000
Midwestern Disaster Area, 5.50%, 12/01/22	5	5,087
Midwestern Disaster Area, 5.25%, 12/01/25	625	660,575

		1,570,662
Kansas — 2.2%
City of Lenexa Kansas, Refunding RB, Lakeview Village, Inc., Series A, 5.00%, 05/15/43	475	489,559
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	2,500	2,656,325

		3,145,884
Louisiana — 1.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,095	1,218,877
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	915	956,871

		2,175,748
Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 07/01/32	680	763,749

Maryland — 0.4%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park, Series A, 4.50%, 09/01/33	135	140,543
City of Baltimore Maryland, Tax Allocation Bonds, Center/West Development, Series A, 5.38%, 06/01/36	415	422,918

		563,461
Massachusetts — 2.4%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	790	884,539
UMass Boston Student Housing Project, 5.00%, 10/01/41	500	546,230
UMass Boston Student Housing Project, 5.00%, 10/01/48	875	954,555
Massachusetts Development Finance Agency, Refunding RB:
Emerson College Issue, 5.00%, 01/01/45	375	411,439
Trustees of Deerfield Academy, 5.00%, 10/01/40	375	404,846
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 07/01/36	300	331,806

		3,533,415

Security	Par (000)	Value
Michigan — 3.3%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	$1,400	$1,560,398
Michigan State Building Authority, Refunding RB, Facilities Program Series:
6.00%, 10/15/18(b)	910	938,565
6.00%, 10/15/18(b)	540	556,951
6.00%, 10/15/38	50	51,555
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 09/01/18(b)	1,525	1,585,344

		4,692,813
Mississippi — 0.3%
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Facilities Refinancing, Series A, 4.00%, 08/01/43	370	383,020

Montana — 0.5%
City of Kalispell Montana, Refunding RB, Immanuel Lutheran Corporation Project, Series A, 5.25%, 05/15/37	125	131,655
Montana State Board of Regents, RB, Montana State University Facilities Improvement(e):
3.00%, 11/15/33	100	97,172
3.13%, 11/15/35	100	97,527
3.38%, 11/15/47	375	366,360

		692,714
Nevada — 4.0%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 04/01/19(b)	2,600	2,735,356
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 07/01/42	2,825	3,047,864

		5,783,220
New Jersey — 5.7%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/39	265	282,108
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA:
5.50%, 06/15/19(b)	500	526,720
5.50%, 12/15/29	250	260,338
New Jersey Housing & Mortgage Finance Agency, RB, S/F, Series CC, 5.25%, 10/01/29	1,660	1,697,167
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	1,990	2,049,780
Series AA, 5.50%, 06/15/39	2,245	2,408,391
Tobacco Settlement Financing Corp., Refunding RB, Series 1A, 5.00%, 06/01/41	1,055	1,039,924

		8,264,428
New York — 5.0%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	900	929,781
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	1,005	1,124,625
5.75%, 02/15/47	615	675,350
Metropolitan Transportation Authority, RB, Series A, 5.25%, 11/15/21(b)	500	565,790
Metropolitan Transportation Authority, Refunding RB, Series D, 4.00%, 11/15/42	1,975	2,050,939
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	1,480	1,585,983
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	280	272,753

		7,205,221

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Ohio — 3.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	$1,000	$967,490
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 06/01/20(b)	2,405	2,603,244
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	1,385	1,577,529

		5,148,263
Oklahoma — 1.5%
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 08/01/57	1,110	1,217,825
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	850	961,673

		2,179,498
Oregon — 0.2%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(d)	575	254,420

Pennsylvania — 4.5%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(a)	420	447,825
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 04/01/39	800	839,672
Pennsylvania HFA, RB, ACE, M/F Housing, Series 125B, AMT, 3.70%, 10/01/47	720	698,486
Pennsylvania Housing Finance Agency, RB, S/F Housing Mortgage, Series 123-B, 4.00%, 10/01/42	1,000	1,010,180
Pennsylvania Turnpike Commission, RB, Series A(b):
5.63%, 12/01/20	1,200	1,323,984
5.63%, 12/01/20	445	490,977
Township of Bristol Pennsylvania School District, GO, 5.25%, 06/01/37	1,530	1,715,972

		6,527,096
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	305	280,597
5.63%, 05/15/43	1,420	1,297,837

		1,578,434
Rhode Island — 2.1%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	2,870	2,909,204
5.00%, 06/01/50	125	130,365

		3,039,569
South Carolina — 1.7%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,825	2,121,472
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	325	362,937

		2,484,409
Texas — 10.5%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 01/01/21(b)	2,560	2,868,506
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	1,140	1,291,004
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 08/15/20(b)	2,710	3,003,032
Lower Colorado River Authority, Refunding RB:
5.50%, 05/15/19(b)	5	5,246
5.50%, 05/15/19(b)	80	83,933

Security	Par (000)	Value
Texas (continued)
Lower Colorado River Authority, Refunding RB (continued):
5.50%, 05/15/19(b)	$5	$5,246
5.50%, 05/15/33	1,910	1,998,395
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Children’s Health System, Series A, 4.00%, 08/15/40	195	199,662
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(b)	1,500	1,687,710
North Texas Tollway Authority, Refunding RB, 1st Tier, Series K-1 (AGC), 5.75%, 01/01/19(b)	1,250	1,298,837
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	520	589,103
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,005	2,180,859

		15,211,533
Virginia — 4.6%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 03/01/26	240	248,501
5.13%, 03/01/31	470	491,324
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/43	425	468,040
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health(b):
5.50%, 05/15/19	475	498,973
5.50%, 05/15/19	885	930,834
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(e)	1,475	1,742,550
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18(b)	1,200	1,250,232
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	1,010	978,367

		6,608,821
Wisconsin — 0.6%
Public Finance Authority, Refunding RB, Mery’s Wood at Marylhurst Projects, 5.25%, 05/15/52(a)	735	792,029

Total Municipal Bonds — 107.3% (Cost — $144,991,909)		154,830,200

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Alabama — 0.8%
Auburn University, Refunding RB, Series A, 4.00%, 06/01/41	1,120	1,167,527

California — 20.6%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18(b)(g)	3,000	3,077,200
Fremont Union High School District, GO, Refunding Series A, 4.00%, 08/01/46	1,840	1,938,136
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 08/01/20(b)	3,700	4,009,783
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(b)(g)	4,041	4,403,828
Los Angeles Community College District California, GO, Refunding, Go, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(b)	5,977	6,382,759
Los Angeles Unified School District California, GO, Series I, 5.00%, 01/01/34	600	627,564
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 08/01/19(b)	6,448	6,830,228
University of California, RB, Series O, 5.75%, 05/15/19(b)	2,310	2,438,141

		29,707,639

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
District of Columbia — 3.5%
District of Columbia, RB, Series A, 5.50%, 12/01/30(g)	$2,129	$2,276,634
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/18(b)	2,698	2,770,423

		5,047,057
Georgia — 0.7%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System, 4.00%, 08/15/48	1,025	1,047,117

Idaho — 1.4%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	1,900	1,987,751

Illinois — 4.0%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 07/01/18(b)	4,300	4,387,870
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,244	1,386,351

		5,774,221
Nevada — 4.3%
County of Clark Nevada Water Reclamation District, GO(b):
Limited Tax, 6.00%, 07/01/18	4,000	4,077,620
Series B, 5.50%, 07/01/19	1,994	2,104,747

		6,182,367
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 06/01/19(b)(g)	1,680	1,761,897

New Jersey — 3.9%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC) (AGM), 5.00%, 12/15/32	3,000	3,006,540
Series B, 5.25%, 06/15/36(g)	2,481	2,619,737

		5,626,277
New York — 15.1%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 06/15/18(b)	497	504,561
5.75%, 06/15/40	1,662	1,687,275
City of New York New York Municipal Water Finance Authority, Refunding RB:
Series FF, 5.00%, 06/15/45	2,499	2,770,830
Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	2,985	3,140,966
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	2,499	2,585,818
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,700	1,950,831
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	3,750,791
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(g)	1,980	2,230,469
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 03/15/19(b)	3,000	3,125,970

		21,747,511
Pennsylvania — 2.6%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,514	1,753,670
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	1,830	2,084,123

		3,837,793

Security	Par (000)	Value
Rhode Island — 1.6%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	$2,207	$2,274,357

Texas — 5.3%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 02/01/19(b)(g)	3,074	3,187,410
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,200	4,439,820

		7,627,230

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 65.0% (Cost — $90,202,536)		93,788,744

Total Long-Term Investments — 172.3% (Cost — $235,194,445)		248,618,944

	Shares
Short-Term Securities — 0.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.95%(h)(i)	437,235	437,279

Total Short-Term Securities — 0.3% (Cost — $437,279)		437,279

Total Investments — 172.6% (Cost — $235,631,724)		249,056,223
Other Assets Less Liabilities — 0.1%		244,075
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (36.9)%		(53,296,439)
VRDP Shares at Liquidity Value, Net of Deferred Offering Cost — (35.8)%		(51,709,865)

Net Assets Applicable to Common Shares — 100.0%		$144,293,994

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(d)	Zero-coupon bond.
(e)	When-issued security.
(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expire between May 7, 2018 to November 15, 2019, is $11,993,816. See Note 4 of the Notes to Financial Statements for details.
(h)	Annualized 7-day yield as of period end.

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Municipal Income Investment Trust (BBF)

(i)	During the period ended January 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/2017	Net Activity	Shares Held at 01/31/2018	Value at 01/31/2018	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	437,235	437,235	$437,279	$1,266	$53	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	11	03/20/18	$1,337	$30,523
Long U.S. Treasury Bond	30	03/20/18	4,434	149,659
5-Year U.S. Treasury Note	24	03/29/18	2,753	42,167

				$222,349

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$222,349	$—	$222,349

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended January 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) From:
Futures contracts	$—	$—	$—	$—	$96,417	$—	$96,417

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$234,110	$—	$234,110

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$8,638,133

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Municipal Income Investment Trust (BBF)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$248,618,944	$—	$248,618,944
Short-Term Securities	437,279	—	—	437,279

	$437,279	$248,618,944	$—	$249,056,223

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$222,349	$—	$—	$222,349

(a)	See above schedule of investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(53,134,805)	$—	$(53,134,805)
VRDP Shares at Liquidation Value	—	(52,000,000)	—	(52,000,000)

	$—	$(105,134,805)	$—	$(105,134,805)

During the period ended January 31, 2018, there were no transfers between levels.

See notes to financial statements.

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2018	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

New Jersey — 133.2%
Corporate — 12.4%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 01/01/37(a)(b)	$1,790	$18,795
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 06/01/29	2,400	2,529,144
New Jersey EDA, RB:
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	5,160	5,859,283
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25(c)	145	175,320
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25	1,220	1,389,055
New Jersey EDA, Refunding RB:
Duke Farms Foundation Project, 4.00%, 07/01/46	740	783,223
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	1,500	1,584,255
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	1,275	1,358,780
Sub Series A, 5.00%, 07/01/33	125	134,925
Teaneck Community Charter School Project, Series A, 5.00%, 09/01/37(d)	230	227,162
Teaneck Community Charter School Project, Series A, 5.13%, 09/01/52(d)	550	530,569

		14,590,511
County/City/Special District/School District — 27.8%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	5,530	5,861,081
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement, (BAM):
5.00%, 07/01/33	490	549,986
5.00%, 07/01/35	755	844,490
City of Margate New Jersey, GO, Refunding, Improvement, 5.00%, 01/15/21(e)	1,085	1,188,010
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(d)	1,990	1,998,855
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	1,440	1,803,801
5.50%, 10/01/29	2,630	3,320,349
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC):
5.25%, 01/01/39	2,000	2,064,080
5.38%, 01/01/44	2,400	2,478,936
County of Mercer New Jersey Improvement Authority, RB, Courthouse Annex Project, 5.00%, 09/01/40	775	868,225
County of Middlesex New Jersey, COP, Refunding, Civic Square IV Redevelopment, 5.00%, 10/15/31	1,000	1,202,970
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 05/01/42	740	816,590
Monroe Township Board of Education Middlesex County, GO, Refunding, 5.00%, 03/01/38	860	962,564
New Jersey EDA, RB, Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 04/01/31	5,000	5,745,300
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 04/01/28	2,500	2,938,700

		32,643,937
Education — 22.2%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 07/01/46	150	154,649

Security	Par (000)	Value
Education (continued)
New Jersey EDA, RB:
Hatikvah International Academy Charter School Project, Series A, 5.00%, 07/01/27(d)	$115	$116,634
Hatikvah International Academy Charter School Project, Series A, 5.25%, 07/01/37(d)	310	300,808
Hatikvah International Academy Charter School Project, Series A, 5.38%, 07/01/47(d)	540	518,794
MSU Student Housing Project Provide, 5.88%, 06/01/20(e)	1,500	1,641,375
School Facilities Construction (AGC), 5.50%, 12/15/18(e)	1,045	1,081,784
School Facilities Construction (AGC), 5.50%, 12/15/34	20	20,624
Team Academy Charter School Project, 6.00%, 10/01/33	1,490	1,667,623
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A(d):
5.63%, 08/01/34	415	423,018
5.88%, 08/01/44	290	295,400
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 09/01/32	1,000	1,065,060
Rider University Issue, Series F, 4.00%, 07/01/42	605	598,466
Rider University Issue, Series F, 5.00%, 07/01/47	430	468,016
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 07/01/18(e)	2,000	2,029,740
Georgian Court University, Series D, 5.00%, 04/24/18(e)	250	252,072
Kean University, Series A, 5.50%, 09/01/19(e)	2,060	2,184,197
Montclair State University, Series A, 5.00%, 07/01/44	4,570	5,099,572
New Jersey Institute of Technology, Series H, 5.00%, 07/01/31	660	703,362
Ramapo College, Series B, 5.00%, 07/01/42	265	289,388
Stevens Institute of Technology, Series A, 5.00%, 07/01/42	270	303,850
Stevens Institute of Technology, Series A, 4.00%, 07/01/47	400	411,380
University of Medicine & Dentistry, Series B, 7.50%, 06/01/19(e)	1,000	1,078,160
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	1,245	1,342,683
Series 1A, 5.00%, 12/01/25	285	299,062
Series 1A, 5.00%, 12/01/26	185	193,932
Series 1A, 5.25%, 12/01/32	500	523,520
New Jersey Institute of Technology, RB, Series A:
5.00%, 07/01/40	1,000	1,130,620
5.00%, 07/01/42	345	378,403
5.00%, 07/01/45	1,345	1,515,923

		26,088,115
Health — 9.3%
New Jersey Health Care Facilities Financing Authority, RB:
Inspira Health Obligated Group, 5.00%, 07/01/42	580	652,767
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 07/01/18(e)	700	710,703
Robert Wood Johnson University Hospital, Series A, 5.50%, 07/01/43	750	852,502
Virtua Health, Series A (AGC), 5.50%, 07/01/38	1,250	1,312,287
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 07/01/21(e)	1,045	1,194,529
AHS Hospital Corp., 6.00%, 07/01/21(e)	900	1,028,781
Princeton Healthcare System, 5.00%, 07/01/39	835	921,740
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 07/01/43	465	479,090
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/43	1,145	1,276,469

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Health (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB (continued):
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(e)	$580	$653,747
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(e)	1,605	1,809,076

		10,891,691
Housing — 4.0%
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	1,185	1,216,936
S/F Housing, Series CC, 5.00%, 10/01/34	715	735,570
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series D, AMT, 4.25%, 11/01/37	395	398,816
Newark Housing Authority, RB, M/F Housing, Series A, 5.00%, 12/01/30	2,000	2,273,140

		4,624,462
State — 9.5%
Garden State Preservation Trust, RB, CAB, Series B (AGM), 0.00%, 11/01/26(f)	6,000	4,596,360
New Jersey EDA, Refunding RB, Cigarette Tax:
5.00%, 06/15/26	810	878,615
(AGM), 5.00%, 06/15/22	2,940	3,214,302
New Jersey Health Care Facilities Financing Authority, RB, Hospitall Asset Transformation Program, Series A, 5.25%, 10/01/18(e)	1,825	1,870,735
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 06/15/19(e)	600	630,036

		11,190,048
Tobacco — 1.8%
Tobacco Settlement Financing Corp., Series 1A, 5.00%, 06/01/41	2,150	2,119,276

Transportation — 45.2%
Delaware River Port Authority of Pennsylvania & New Jersey, RB:
5.00%, 01/01/40	1,380	1,543,585
Series D, 5.00%, 01/01/40	800	843,904
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	5,000	5,544,650
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 07/01/22(e)	4,075	4,623,984
Series A, 5.00%, 07/01/22(e)	315	357,437
Series A, 5.00%, 01/01/35	310	356,602
Series A, 5.00%, 01/01/43	185	203,966
Series E, 5.25%, 01/01/19(e)	1,970	2,038,970
New Jersey State Turnpike Authority, Refunding RB, Series G, 4.00%, 01/01/43	250	258,270
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32(f)	4,000	2,187,600
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	625	687,719
Federal Highway Reimbursement Revenue Notes, Series A-2, 5.00%, 06/15/30	2,535	2,560,122
Transportation Program, Series AA, 5.00%, 06/15/38	2,850	3,016,924
Transportation Program, Series AA, 5.25%, 06/15/41	1,560	1,682,288
Transportation System, 6.00%, 12/15/38	945	974,569
Transportation System, Series A, 6.00%, 06/15/35	4,135	4,558,879
Transportation System, Series A, 5.88%, 12/15/38	1,770	1,823,171
Transportation System, Series A, 5.50%, 06/15/41	2,000	2,122,740
Transportation System, Series A (AGC), 5.50%, 12/15/38	1,000	1,032,020
Transportation System, Series AA, 5.50%, 06/15/39	2,260	2,424,483

Security	Par (000)	Value
Transportation (continued)
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, Special Project:
Series 6, AMT (NPFGC), 5.75%, 12/01/22	$6,000	$6,322,020
Series 8, 6.00%, 12/01/42	1,430	1,579,521
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
152nd Series, AMT, 5.75%, 11/01/30	1,000	1,010,460
166th Series, 5.25%, 07/15/36	4,000	4,401,160
South Jersey Port Corp., Refunding ARB, Marine Terminal, Series B, AMT, 5.00%, 01/01/48	795	847,438

		53,002,482
Utilities — 1.0%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 09/01/33(f)	2,000	1,164,800

Total Municipal Bonds in New Jersey		156,315,322

Puerto Rico — 1.0%
Tobacco — 1.0%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	670	616,393
5.63%, 05/15/43	640	584,941

		1,201,334

Total Municipal Bonds — 134.2% (Cost — $149,249,030)		157,516,656

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

New Jersey — 32.5%
County/City/Special District/School District — 8.2%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	780	892,024
County of Union New Jersey Utilities Authority, Refunding RB, Series A, AMT:
County Deficiency Agreement, 5.00%, 06/15/41	2,180	2,386,195
Resource Recovery Facility, Covanta Union, Inc., 5.25%, 12/01/31	5,710	6,343,353

		9,621,572
Education — 4.3%
Rutgers — The State University of New Jersey, Refunding RB:
Series F, 5.00%, 05/01/19(e)	1,501	1,566,030
Series L, 5.00%, 05/01/43	3,140	3,497,222

		5,063,252
Health — 1.3%
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 4.00%, 07/01/47	1,569	1,579,578

State — 5.2%
New Jersey EDA, RB, School Facilities Construction (AGC)(e):
6.00%, 12/15/18	2,958	3,075,223
6.00%, 12/15/18	42	43,517
New Jersey EDA, Refunding RB, School Facilities Construction, Series NN, 5.00%, 03/01/29(h)	2,787	2,964,119

		6,082,859
Transportation — 13.5%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 07/01/22(e)(h)	4,700	5,311,364

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation (continued)
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC) (AGM), 5.00%, 12/15/32	$2,000	$2,004,360
Series B, 5.25%, 06/15/36(h)	2,501	2,640,864
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
152nd Series, 5.25%, 11/01/35	2,039	2,055,807
169th Series, 5.00%, 10/15/41	3,497	3,801,735

		15,814,130

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.5% (Cost — $36,308,686)		38,161,391

Total Long-Term Investments — 166.7% (Cost — $185,557,716)		195,678,047

	Shares
Short-Term Securities — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.95%(i)(j)	197,317	197,337

Total Short-Term Securities — 0.2% (Cost — $197,337)		197,337

Total Investments— 166.9% (Cost — $185,755,053)		195,875,384
Other Assets Less Liabilities — 1.7%		1,966,459
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.2)%		(21,385,640)
VMTP Shares, at Liquidation Value — (50.4)%		(59,100,000)

Net Assets Applicable to Common Shares — 100.0%		$117,356,203

(a)	Issuer filed for bankruptcy and/or is in default.
(b)	Non-income producing security.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	Zero-coupon bond.
(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expire between June 15, 2019 to September 1, 2020, is $7,519,842. See Note 4 of the Notes to Financial Statements for details.
(i)	Annualized 7-day yield as of period end.

(j)	During the period ended January 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 01/31/18	Value at 01/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,411,106	(3,213,789)	197,317	$197,337	$1,469	$35	$(93)

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	27	03/20/18	$3,283	$78,534
Long U.S. Treasury Bond	37	03/20/18	5,469	194,855
5-Year U.S. Treasury Note	20	03/29/18	2,294	30,238

				$303,627

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock New Jersey Municipal Income Trust (BNJ)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$303,627	$—	$303,627

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$116,545	$—	$116,545

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$311,507	$—	$311,507

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$10,169,383

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$195,678,047	$—	$195,678,047
Short-Term Securities	197,337	—	—	197,337

	$197,337	$195,678,047	$—	$195,875,384

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$303,627	$—	$—	$303,627

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock New Jersey Municipal Income Trust (BNJ)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(21,333,497)	$—	$(21,333,497)
VMTP Shares at Liquidation Value	—	(59,100,000)	—	(59,100,000)

	$—	$(80,433,497)	$—	$(80,433,497)

During the period ended January 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) January 31, 2018	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

New York — 133.2%
Corporate — 4.3%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	$280	$306,667
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT:
5.00%, 07/01/22	650	719,218
5.00%, 07/01/28	795	858,544
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 09/01/32	550	566,484
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 03/01/24	1,000	1,185,970
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	2,405	2,988,453
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42(a)	1,500	1,501,080

		8,126,416
County/City/Special District/School District — 26.1%
City of New York New York, GO, Refunding, Series E:
5.50%, 08/01/25	1,115	1,305,163
5.00%, 08/01/30	1,000	1,131,310
City of New York New York, GO:
Series A-1, 4.75%, 08/15/25	750	763,042
Series A-1, 5.00%, 08/01/35	1,000	1,098,360
Series D, 5.38%, 06/01/32	25	25,094
Series G-1, 6.25%, 12/15/31	15	15,636
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	690	787,987
Sub-Series G-1, 6.25%, 12/15/18(b)	485	505,331
Sub-Series G-1, 5.00%, 04/01/28	630	701,927
Sub-Series G-1, 5.00%, 04/01/29	750	834,360
Sub-Series I-1, 5.38%, 04/01/19(b)	465	486,032
Sub-Series I-1, 5.38%, 04/01/36	65	67,809
Refunding Series I, 5.00%, 08/01/30	1,000	1,118,810
City of New York New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(c)	2,000	428,340
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	2,500	2,828,100
5.00%, 11/15/45	3,700	4,166,496
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/42(c)	1,960	755,208
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/45(c)	1,500	506,445
(AMBAC), 5.00%, 01/01/39	3,000	3,031,710
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	150	156,315
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/46	175	176,587
Yankee Stadium Project (NPFGC), 4.75%, 03/01/46	350	350,578
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	500	503,050
County of Erie New York Fiscal Stability Authority, RB, Sales Tax and State Aid Secured Refunding Bonds, Series D:
5.00%, 09/01/35	115	136,129
5.00%, 09/01/36	105	124,001
5.00%, 09/01/37	115	135,493
5.00%, 09/01/38	180	211,747
5.00%, 09/01/39	140	164,564

Security	Par (000)	Value
County/City/Special District/School District (continued)
County of Nassau New York, GO:
Series A, 5.00%, 01/15/31	$1,000	$1,152,600
Refunding Series B, 5.00%, 04/01/32	835	960,684
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	125	139,879
5.75%, 02/15/47	75	82,360
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
2nd Indenture, 5.00%, 02/15/45	1,225	1,402,000
Fiscal 2017, 5.00%, 02/15/42	2,495	2,861,840
5.00%, 02/15/37	215	247,891
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 07/15/47	2,000	2,148,120
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	1,200	1,285,932
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	480	526,627
4 World Trade Center Project, 5.00%, 11/15/31	860	950,945
4 World Trade Center Project, 5.00%, 11/15/44	7,655	8,368,063
7 World Trade Center Project, Class 1, 4.00%, 09/15/35	1,935	2,047,133
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	1,420	1,552,273
7 World Trade Center Project, Class 3, 5.00%, 03/15/44	2,070	2,213,492
World Trade Center Project, 5.75%, 11/15/51	1,340	1,512,887

		49,968,350
Education — 29.6%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(b)	1,100	1,186,416
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 06/01/38	250	281,850
Manhattan College Project, 5.00%, 08/01/35	525	599,560
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 01/01/39	750	771,510
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A, 5.00%, 07/01/37	225	258,282
Carnegie Hall, Series A, 4.75%, 12/01/39	2,000	2,093,540
Museum of Modern Art, Series 1A, 5.00%, 10/01/18(b)	1,000	1,024,290
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 09/01/40	3,135	3,356,425
Series B, 4.00%, 08/01/35	470	486,267
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 06/01/19(b)	625	661,387
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A, 5.00%, 06/01/35	245	260,572
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 05/01/34	170	186,315
County of Dutchess New York Industrial Development Agency, RB, Bard College Civic Facility, Series A-2, 4.50%, 08/01/36	2,155	1,798,865
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	395	455,862
4.00%, 07/01/46	745	774,033

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 07/01/21(b)	$1,900	$2,107,746
County of Monroe New York Industrial Development Corp., Refunding RB:
Nazareth College of Rochester Project, 4.00%, 10/01/47	125	124,175
University of Rochester Project, Series A, 5.00%, 07/01/23(b)	320	371,875
University of Rochester Project, Series B, 3.63%, 07/01/36	135	136,125
University of Rochester Project, Series D, 4.00%, 07/01/43	535	560,220
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 03/01/20(b)	1,165	1,238,546
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 07/01/37	360	390,611
5.00%, 07/01/42	220	235,987
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 09/01/41	750	827,460
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 01/01/21(b)	700	775,089
Geneva Development Corp., Refunding RB, Hobart & William Smith Colleges, 5.25%, 09/01/44	500	565,075
State of New York Dormitory Authority, RB:
5.00%, 03/15/30	1,000	1,184,230
Convent of the Sacred Heart (AGM), 5.25%, 11/01/24	155	171,790
Convent of the Sacred Heart (AGM), 5.63%, 11/01/32	750	832,792
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	210	233,722
New York University Mount Sinai School of Medicine, 5.13%, 07/01/19(b)	2,000	2,100,440
New York University, Series 1 (AMBAC), 5.50%, 07/01/40	1,440	1,892,506
New York University, Series B, 5.00%, 07/01/37	1,250	1,404,837
Series B, 5.75%, 03/15/19(b)	600	628,740
State University Dormitory Facilities, Series A, 5.00%, 07/01/19(b)	750	786,900
State University Dormitory Facilities, Series A, 5.00%, 07/01/41	2,000	2,192,840
Teachers College, Series B, 5.00%, 07/01/42	1,225	1,346,826
Touro College & University System, Series A, 5.25%, 01/01/34	800	885,592
Touro College & University System, Series A, 5.50%, 01/01/39	2,000	2,229,180
University of Rochester, Series A, 5.13%, 07/01/19(b)	740	777,163
University of Rochester, Series A, 5.75%, 07/01/19(b)	565	598,295
University of Rochester, Series A, 5.13%, 07/01/39	110	115,256
University of Rochester, Series A, 5.75%, 07/01/39	85	89,973
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 05/15/29	2,000	2,242,600
Barnard College, Series A, 5.00%, 07/01/33	530	610,242
Brooklyn Law School, 5.75%, 07/01/33	475	496,100
Cornell University, Series A, 5.00%, 07/01/40	800	859,608
Culinary Institute of America, 5.00%, 07/01/42	300	324,624
Fordham University, 5.00%, 07/01/44	850	953,241
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	1,380	1,541,791
New York University, Series A, 5.00%, 07/01/37	1,790	2,011,727
Rochester Institute of Technology, 5.00%, 07/01/42	1,790	1,968,015

Security	Par (000)	Value
Education (continued)
State of New York Dormitory Authority, Refunding RB (continued):
Skidmore College, Series A, 5.00%, 07/01/28	$75	$82,780
Skidmore College, Series A, 5.25%, 07/01/29	85	94,547
St. John’s University, Series A, 5.00%, 07/01/37	835	932,895
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	2,355	2,714,467
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	445	512,191
State University Dormitory Facilities, Series A, 5.00%, 07/01/46	810	931,233
Teachers College, 5.50%, 03/01/19(b)	450	469,611
St. John’s Univerisity, Series A, 5.00%, 07/01/34	250	281,240
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/35	415	471,486
Hofstra University Project, 5.00%, 07/01/47	120	136,285

		56,633,848
Health — 12.6%
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 4.00%, 07/01/41	1,580	1,626,641
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 07/01/40	300	328,611
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	430	430,318
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	200	201,776
5.00%, 12/01/46	320	353,667
Series A, 5.00%, 12/01/32	240	261,262
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	1,650	1,826,484
County of Nassau New York Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project, 5.00%, 07/01/42	2,800	2,977,380
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	230	253,267
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	3,130	3,358,177
Series B, 6.00%, 11/01/20(b)	435	485,356
Series B, 6.00%, 11/01/30	65	71,001
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
5.00%, 01/01/28	675	740,117
5.00%, 01/01/34	1,250	1,346,225
State of New York Dormitory Authority, RB:
New York State Association for Retarded Children, Inc., Series A, 6.00%, 07/01/19(b)	500	531,210
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 07/01/19(b)	200	212,484
New York University Hospitals Center, Series A, 6.00%, 07/01/20(b)	500	551,255
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 05/01/39	500	522,570
State of New York Dormitory Authority, Refunding RB:
Memorial Sloan-Kettering Cancer Center, Series 1, 4.00%, 07/01/37	125	133,175
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	295	339,076
Miriam Osborn Memorial Home Association, 5.00%, 07/01/29	290	300,866

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Health (continued)
State of New York Dormitory Authority, Refunding RB (continued):
Mount Sinai Hospital, Series A, 5.00%, 07/01/26	$1,385	$1,480,482
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	1,750	1,929,900
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	1,000	1,102,800
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/43	1,430	1,591,590
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 05/01/33	1,100	1,144,946

		24,100,636
Housing — 2.7%
City of New York New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 07/01/32	1,140	1,269,071
5.00%, 07/01/33	500	548,305
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	925	961,158
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 05/01/40	355	394,370
State of New York HFA, RB:
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	495	509,974
M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 02/15/39	1,460	1,465,752

		5,148,630
State — 14.6%
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, 5.00%, 02/01/32	5,000	5,719,100
City of New York New York Transitional Finance Authority, Refunding RB, Fiscal 2018:
Series S-1, 5.00%, 07/15/35	505	592,123
Series S-2, 5.00%, 07/15/35	505	592,123
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	2,500	2,751,350
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/38	1,850	2,130,404
Sub-Series F-1, 5.00%, 05/01/38	1,425	1,646,131
Sub-Series F-1, 5.00%, 05/01/39	1,775	2,048,900
State of New York Dormitory Authority, RB:
General Purpose, Series A, 5.00%, 02/15/42	1,500	1,715,925
General Purpose, Series B, 5.00%, 03/15/42	4,380	4,847,609
General Purpose, Series C, 5.00%, 03/15/34	2,185	2,382,917
Sales Tax, Series A, 5.00%, 03/15/42	875	1,012,935
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/18(b)	395	404,330
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C:
5.00%, 03/15/30	885	1,001,590
5.00%, 03/15/32	1,000	1,128,640

		27,974,077
Tobacco — 3.3%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,000	1,033,090
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	1,500	1,402,995

Security	Par (000)	Value
Tobacco (continued)
Counties of New York Tobacco Trust VI, Refunding RB (continued):
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	$1,470	$1,532,960
Tobacco Settlement Pass-Through, Series B, 5.00%, 06/01/45	130	137,991
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	150	151,296
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 05/15/34	250	281,690
5.25%, 05/15/40	110	123,275
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C:
4.00%, 06/01/42	745	725,720
5.13%, 06/01/51	870	892,324

		6,281,341
Transportation — 32.4%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System, 5.00%, 01/01/42	535	608,712
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/23(b)	540	639,311
Series C, 6.50%, 11/15/28	195	202,948
Series D, 5.25%, 11/15/21(b)	220	248,948
Series D, 5.25%, 11/15/21(b)	780	882,633
Series E, 5.00%, 11/15/38	4,000	4,512,480
Sub-Series A-1, 5.00%, 11/15/45	715	800,485
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, CAB, Series C-2, 0.00%, 11/15/39(c)	2,455	1,074,234
Green Bonds, Climate Bond Certified, Series B-1, 5.00%, 11/15/34	735	866,345
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	750	799,395
Green Bonds, Series A-1, 5.25%, 11/15/56	750	855,233
Series D, 5.25%, 11/15/23(b)	910	1,077,358
Series F, 5.00%, 11/15/30	2,000	2,250,100
Series F, 5.00%, 11/15/35	500	575,700
Transportation, Series D, 5.00%, 11/15/20(b)	800	874,496
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A:
5.00%, 11/15/56	2,695	3,014,142
5.00%, 11/15/51	230	250,640
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/46	3,115	3,392,453
5.25%, 01/01/50	4,810	5,283,881
(AGM), 4.00%, 07/01/41	800	823,248
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	2,305	2,450,676
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC, Special Project, AMT (NPFGC):
Series 6, 5.75%, 12/01/22	6,000	6,322,020
Series 8, 6.00%, 12/01/42	1,000	1,104,560
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	750	840,735
179th Series, 5.00%, 12/01/38	575	653,861
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	640	652,672
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	500	555,935
Consolidated, 195th Series, AMT, 5.00%, 04/01/36	750	852,023
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 01/01/56	1,655	1,899,228

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation (continued)
State of New York Thruway Authority, Refunding RB, General:
2nd Highway & Bridge Trust, Series A, 5.00%, 04/01/32	$2,500	$2,797,075
Series I, 5.00%, 01/01/27	1,000	1,115,180
Series I, 5.00%, 01/01/37	1,760	1,946,595
Series I, 5.00%, 01/01/42	280	307,255
Series J, 5.00%, 01/01/41	2,000	2,212,940
Series K, 5.00%, 01/01/32	2,575	2,963,722
Triborough Bridge & Tunnel Authority, RB:
Series A, 5.00%, 11/15/42	1,000	1,158,370
Series B, 5.00%, 11/15/40	350	403,785
Series B, 5.00%, 11/15/45	310	355,765
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 0.00%, 11/15/32(c)	845	511,056
General, CAB, Series B, 0.00%, 11/15/32(c)	1,700	1,035,657
General, MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	1,245	1,447,873
General, Series A, 5.25%, 11/15/45	590	687,610
General, Series A, 5.00%, 11/15/50	500	566,740

		61,874,075
Utilities — 7.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series BB, 5.00%, 06/15/31	1,000	1,075,090
Fiscal 2015, Series HH, 5.00%, 06/15/39	1,000	1,144,110
Long Island Power Authority, RB, General, Electric Systems:
5.00%, 09/01/42	490	560,095
Series A (AGM), 5.00%, 05/01/21(b)	500	552,235
Series C (CIFG), 5.25%, 09/01/29	2,000	2,421,600
Long Island Power Authority, Refunding RB, Electric System:
Series A, 5.75%, 04/01/19(b)	4,000	4,198,200
Series B, 5.00%, 09/01/41	200	227,624
Series B, 5.00%, 09/01/46	895	1,015,019
State of New York Environmental Facilities Corp., RB, Green Bond, Series C, 5.00%, 08/15/36	525	617,704
State of New York Environmental Facilities Corp., Refunding RB, Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	350	385,123
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	2,000	2,297,220

		14,494,020

Total Municipal Bonds in New York		254,601,393

Puerto Rico — 1.1%
Tobacco — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	2,220	2,029,013

Total Municipal Bonds — 134.3% (Cost — $243,551,580)		256,630,406

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

New York — 30.0%
County/City/Special District/School District — 10.2%
City of New York New York, GO:
Sub-Series G-1, 5.00%, 04/01/29	4,370	4,858,151
Sub-Series I-1, 5.00%, 03/01/36	1,500	1,706,122
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	1,200	1,382,586

Security	Par (000)	Value

New York (continued)
County/City/Special District/School District (continued)
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(e)	$1,250	$1,370,178
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	7,218,188
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	2,610	2,895,264

		19,430,489
Education — 2.1%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 08/01/33	3,527	3,964,939

State — 2.7%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	660	682,656
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	825	910,280
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	750	874,633
4.00%, 10/15/32	1,000	1,098,385
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 03/15/41	1,500	1,632,945

		5,198,899
Transportation — 3.3%
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.25%, 10/15/55	1,455	1,667,706
Consolidated, Series 169th, 5.00%, 10/15/26	1,500	1,654,493
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	1,180	1,306,505
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.00%, 11/15/46	1,500	1,719,757

		6,348,461
Utilities — 11.7%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 06/15/18(b)	276	280,311
5.75%, 06/15/40	923	937,375
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	5,310	5,838,770
Fiscal 2012, Series BB, 5.00%, 06/15/44	3,511	3,884,600
Series FF-2, 5.50%, 06/15/40	810	852,323
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	6,868	7,876,695
Restructuring, 5.00%, 12/15/36	1,997	2,325,221
Restructuring, Series B, 4.00%, 12/15/35	370	396,712

		22,392,007

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 30.0% (Cost — $54,070,729)		57,334,795

Total Long-Term Investments — 164.3% (Cost — $297,622,309)		313,965,201

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 0.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.95%(f)(g)	1,310,202	$1,310,333

Total Short-Term Securities — 0.7% (Cost — $1,310,213)		1,310,333

Total Investments — 165.0% (Cost — $298,932,522)		315,275,534
Other Assets Less Liabilities — 1.3%		2,442,138
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.8)%		(32,135,882)
VMTP Shares, at Liquidation Value — (49.5)%		(94,500,000)

Net Assets Applicable to Common Shares — 100.0%		$191,081,790

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on February 15, 2019, is $661,933. See Note 4 of the Notes to Financial Statements for details.
(f)	Annualized 7-day yield as of period end.

(g)	During the period ended January 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 01/31/18	Value at 01/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,541,341	(1,231,139)	1,310,202	$1,310,333	$9,793	$58	$(119)

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	31	03/20/18	$3,769	$93,192
Long U.S. Treasury Bond	63	03/20/18	9,312	321,050
5-Year U.S. Treasury Note	41	03/29/18	4,703	70,429

				$484,671

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$484,671	$—	$484,671

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock New York Municipal Income Trust (BNY)

For the six months ended January 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$62,799	$—	$62,799

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$516,346	$—	$516,346

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$18,295,957

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$313,965,201	$—	$313,965,201
Short-Term Securities	1,310,333	—	—	1,310,333

	$1,310,333	$313,965,201	$—	$315,275,534

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$484,671	$—	$—	$484,671

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(32,047,199)	$—	$(32,047,199)
VMTP Shares at Liquidation Value	—	(94,500,000)	—	(94,500,000)

	$—	$(126,547,199)	$—	$(126,547,199)

During the period ended January 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Statements of Assets and Liabilities  (unaudited)

January 31, 2018

	BFZ	BFO	BTT	BBF

ASSETS
Investments at value — unaffiliated(a)	$811,561,903	$81,373,922	$2,631,642,491	$248,618,944
Investments at value — affiliated(b)	417,569	149,356	26,416,247	437,279
Cash pledged for futures contracts	451,000	—	—	100,850
Receivables:
Interest — unaffiliated	11,244,943	949,377	25,308,158	2,938,914
Variation margin on futures contracts	12,043	—	—	3,687
Dividends — affiliated	2,360	244	6,948	485
Investments sold	—	10,246	—	1,808,423
Capital gain distributions	83	342	7,351	28
Prepaid expenses	17,538	2,285	51,926	7,926

Total assets	823,707,439	82,485,772	2,683,433,121	253,916,536

ACCRUED LIABILITIES
Bank overdraft	210,966	—	1,261,924	69,629
Payables:
Income dividends	1,754,659	144,615	5,062,300	680,021
Interest expense and fees	635,254	—	764,481	161,634
Investments purchased	596,132	—	—	3,627,369
Investment advisory fees	406,048	34,929	917,940	120,910
Trustees’ and Officer’s fees	83,041	11,161	16,563	35,250
Variation margin on futures contracts	57,750	—	—	13,125
Other accrued expenses	139,110	52,028	302,631	69,934

Total accrued liabilities	3,882,960	242,733	8,325,839	4,777,872

OTHER LIABILITIES
TOB Trust Certificates	170,958,028	—	251,819,915	53,134,805
RVMTP Shares, at liquidation value of $5,000,000 per share, net of deferred offering costs(c)	—	—	749,595,873	—
VMTP Shares, at liquidation value of $100,000 per share(c)	171,300,000	—	—	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)	—	—	—	51,709,865

Total other liabilities	342,258,028	—	1,001,415,788	104,844,670

Total liabilities	346,140,988	242,733	1,009,741,627	109,622,542

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$477,566,451	$82,243,039	$1,673,691,494	$144,293,994

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(d)	$446,985,849	$80,627,428	$1,671,189,475	$141,817,892
Undistributed net investment income	32,851	1,685,531	6,464,670	538,237
Accumulated net realized loss	(511,517)	(872,947)	(35,365,315)	(11,708,983)
Net unrealized appreciation (depreciation)	31,059,268	803,027	31,402,664	13,646,848

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$477,566,451	$82,243,039	$1,673,691,494	$144,293,994

Net asset value per Common Share	$14.97	$14.79	$23.74	$14.11

(a) Investments at cost — unaffiliated	$781,383,328	$80,570,910	$2,600,240,455	$235,194,445
(b) Investments at cost — affiliated	$417,546	$149,341	$26,415,619	$437,279
(c) Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	1,713	—	150	520
(d) Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	31,902,885	5,562,128	70,505,571	10,226,259

See notes to financial statements.

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

January 31, 2018

	BNJ	BNY

ASSETS
Investments at value — unaffiliated(a)	$195,678,047	$313,965,201
Investments at value — affiliated(b)	197,337	1,310,333
Cash pledged for futures contracts	130,750	219,250
Receivables:
Interest — unaffiliated	1,614,068	3,283,081
Variation margin on futures contracts	4,188	8,713
Dividends — affiliated	81	2,067
Investments sold	1,036,626	20,000
Capital gain distributions	—	842
Prepaid expenses	7,142	9,299

Total assets	198,668,239	318,818,786

ACCRUED LIABILITIES
Bank overdraft	60,467	126,170
Payables:
Income dividends	487,380	655,286
Interest expense and fees	52,143	88,683
Investment advisory fees	101,399	162,705
Trustees’ and Officer’s fees	22,248	34,218
Variation margin on futures contracts	16,188	27,563
Reorganization	69,432	—
Other accrued expenses	69,282	95,172

Total accrued liabilities	878,539	1,189,797

OTHER LIABILITIES
TOB Trust Certificates(c)	21,333,497	32,047,199
VMTP Shares, at liquidation value of $100,000 per share(c)	59,100,000	94,500,000

Total other liabilities	80,433,497	126,547,199

Total liabilities	81,312,036	127,736,996

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$117,356,203	$191,081,790

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(d)	$109,015,301	$181,649,763
Undistributed net investment income	316,131	855,498
Accumulated net realized loss	(2,399,187)	(8,251,154)
Net unrealized appreciation (depreciation)	10,423,958	16,827,683

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$117,356,203	$191,081,790

Net asset value per Common Share	$15.29	$14.73

(a) Investments at cost — unaffiliated	$185,557,716	$297,622,309
(b) Investments at cost — affiliated	$197,337	$1,310,213
(c) Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	591	945
(d) Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	7,675,428	12,976,074

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Operations  (unaudited)

Six Months Ended January 31, 2018

	BFZ	BFO	BTT	BBF

INVESTMENT INCOME
Interest — unaffiliated	$16,380,829	$1,160,203	$44,145,638	$5,900,094
Dividends — affiliated	6,967	17,914	227,308	1,266

Total investment income	16,387,796	1,178,117	44,372,946	5,901,360

EXPENSES
Investment advisory	2,425,244	209,401	5,363,062	718,282
Professional	58,555	24,444	84,774	43,182
Trustees and Officer	25,609	4,401	80,454	7,854
Accounting services	18,925	7,768	120,662	12,145
Custodian	16,002	2,022	49,346	6,292
Transfer agent	15,451	7,928	43,595	10,313
Printing	5,340	3,873	9,944	4,218
Registration	5,321	4,027	11,496	4,037
Rating agency	20,709	—	21,166	20,602
Miscellaneous	14,393	5,268	40,318	9,184

Total expenses excluding interest expense, fees and amortization of offering costs	2,605,549	269,132	5,824,817	836,109
Interest expense, fees and amortization of offering costs(a)	3,088,101	—	8,276,742	927,250

Total expenses	5,693,650	269,132	14,101,559	1,763,359
Less fees waived and/or reimbursed by the Manager	(810)	(1,572)	(28,526)	(131)

Total expenses after fees waived and/or reimbursed	5,692,840	267,560	14,073,033	1,763,228

Net investment income	10,694,956	910,557	30,299,913	4,138,132

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,234,023	3,228	7,110,619	847,176
Investments — affiliated	273	(99)	3	25
Futures contracts	249,388	—	—	96,417
Capital gain distributions from investment companies — affiliated	83	342	7,351	28

	1,483,767	3,471	7,117,973	943,646

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(13,775,515)	(1,374,116)	(13,152,905)	(4,797,793)
Investments — affiliated	(2)	(535)	(13,872)	—
Futures contracts	937,532	—	—	234,110

	(12,837,985)	(1,374,651)	(13,166,777)	(4,563,683)

Net realized and unrealized loss	(11,354,218)	(1,371,180)	(6,048,804)	(3,620,037)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(659,262)	$(460,623)	$24,251,109	$518,095

(a)	Related to TOB Trusts, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See notes to financial statements.

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended January 31, 2018

	BNJ	BNY

INVESTMENT INCOME
Interest — unaffiliated	$4,410,486	$6,228,050
Dividends — affiliated	1,469	9,793

Total investment income	4,411,955	6,237,843

EXPENSES
Investment advisory	602,685	971,371
Professional	28,118	32,869
Directors and Officer	6,280	10,221
Accounting services	16,889	24,993
Custodian	4,938	8,087
Transfer agent	9,382	10,817
Printing	3,895	4,257
Registration	4,037	4,090
Reorganization costs	161,855	—
Rating agency	20,621	20,648
Miscellaneous	9,262	13,059

Total expenses excluding interest expense, fees and amortization of offering costs	867,962	1,100,412
Interest expense, fees and amortization of offering costs(a)	763,966	1,186,280

Total expenses	1,631,928	2,286,692
Less fees waived and/or reimbursed by the Manager	(198)	(1,044)

Total expenses after fees waived and/or reimbursed	1,631,730	2,285,648

Net investment income	2,780,225	3,952,195

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(16,074)	277,463
Investments — affiliated	35	(784)
Futures contracts	116,545	62,799
Capital gain distributions from investment companies — affiliated	—	842

	100,506	340,320

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(797,078)	(4,486,839)
Investments — affiliated	(93)	(119)
Futures contracts	311,507	516,346

	(485,664)	(3,970,612)

Net realized and unrealized loss	(385,158)	(3,630,292)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$2,395,067	$321,903

(a)	Related to TOB Trusts, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets

	BFZ		BFO
	Six Months Ended 01/31/2018 (unaudited)	Year Ended 07/31/2017	Six Months Ended 01/31/2018 (unaudited)	Year Ended 07/31/2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$10,694,956	$23,246,708	$910,557	$2,049,298
Net realized gain (loss)	1,483,767	1,860,585	3,471	(12,932)
Net change in unrealized appreciation (depreciation)	(12,837,985)	(32,786,071)	(1,374,651)	(2,249,356)

Net decrease in net assets resulting from operations	(659,262)	(7,678,778)	(460,623)	(212,990)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(11,102,204)	(24,497,552)	(978,935)	(2,313,845)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	168,908	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(11,761,466)	(32,007,422)	(1,439,558)	(2,526,835)
Beginning of period	489,327,917	521,335,339	83,682,597	86,209,432

End of period	$477,566,451	$489,327,917	$82,243,039	$83,682,597

Undistributed net investment income, end of period	$32,851	$440,099	$1,685,531	$1,753,909

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BTT		BBF
:	Six Months Ended 01/31/2018 (unaudited)	Year Ended 07/31/2017	Six Months Ended 01/31/2018 (unaudited)	Year Ended 07/31/2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:

OPERATIONS
Net investment income	$30,299,913	$63,438,956	$4,138,132	$8,544,549
Net realized gain	7,117,973	9,467,222	943,646	1,422,765
Net change in unrealized appreciation (depreciation)	(13,166,777)	(115,077,489)	(4,563,683)	(11,227,481)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	24,251,109	(42,171,311)	518,095	(1,260,167)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(30,400,804)	(67,107,203)	(4,319,560)	(8,870,587)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	105,235	155,550

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(6,149,695)	(109,278,514)	(3,696,230)	(9,975,204)
Beginning of period	1,679,841,189	1,789,119,703	147,990,224	157,965,428

End of period	$1,673,691,494	$1,679,841,189	$144,293,994	$147,990,224

Undistributed net investment income, end of period	$6,464,670	$6,565,561	$538,237	$719,665

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets

	BNJ		BNY
	Six Months Ended 01/31/2018 (unaudited)	Year Ended 07/31/2017	Six Months Ended 01/31/2018 (unaudited)	Year Ended 07/31/2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:

OPERATIONS
Net investment income	$2,780,225	$6,054,378	$3,952,195	$8,672,909
Net realized gain	100,506	733,481	340,320	1,528,894
Net change in unrealized appreciation (depreciation)	(485,664)	(8,245,432)	(3,970,612)	(12,496,534)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	2,395,067	(1,457,573)	321,903	(2,294,731)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(3,128,057)	(6,425,586)	(4,457,069)	(9,330,442)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	70,611	83,222	188,434	239,234

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(662,379)	(7,799,937)	(3,946,732)	(11,385,939)
Beginning of period	118,018,582	125,818,519	195,028,522	206,414,461

End of period	$117,356,203	$118,018,582	$191,081,790	$195,028,522

Undistributed net investment income, end of period	$316,131	$663,963	$855,498	$1,360,372

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited)

Six Months Ended January 31, 2018

	BFZ	BTT	BBF	BNJ	BNY

CASH PROVIDED BY (USED FOR ) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(659,262)	$24,251,109	$518,095	$2,395,067	$321,903
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	107,476,772	333,329,401	38,106,548	9,404,264	13,914,979
Purchases of long-term investments	(111,794,556)	(428,408,575)	(41,022,992)	(13,608,634)	(15,864,898)
Net proceeds from sales (purchases) of short-term securities	(165,354)	21,327,753	(437,279)	3,215,041	1,231,906
Amortization of premium and accretion of discount on investments and other fees	3,036,439	7,686,599	391,250	207,447	883,500
Net realized gain (loss) on investments	(1,234,296)	(7,110,622)	(847,201)	16,039	(276,679)
Net unrealized loss on investments	13,775,517	13,166,777	4,797,793	797,171	4,486,958
(Increase) Decrease in Assets:
Cash pledged for futures contracts	35,000	—	5,000	(47,000)	39,000
Receivables:
Interest — unaffiliated	(40,282)	(1,086,387)	9,148	(2,936)	(178,164)
Dividends — affiliated	(138)	26,770	(443)	808	(80)
Variation margin on futures contracts	15,660	—	2,032	624	5,131
Capital gain distributions	(83)	(7,351)	(28)	—	(842)
Prepaid expenses	3,463	(13,897)	8,000	8,441	7,131
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(398,282)	(811,561)	(116,442)	(94,406)	(158,896)
Interest expense and fees	139,982	264,840	50,665	19,817	24,959
Trustee’s and Officer’s fees	1,094	(5,211)	463	291	430
Variation margin on futures contracts	57,750	—	13,125	16,188	27,563
Other accrued expenses	(52,716)	(238,720)	(84,436)	(49,120)	(57,184)

Net cash provided by (used for) operating activities	10,196,708	(37,629,075)	1,393,298	2,279,102	4,406,717

CASH (PROVIDED BY) USED FOR FINANCING ACTIVITIES
Cash payments for offering costs	—	—	—	69,432	—
Proceeds from TOB Trust Certificates	9,154,996	67,704,999	3,618,207	1,397,764	—
Repayments of TOB Trust Certificates	(8,060,000)	—	(511,000)	(614,176)	—
Proceeds from Loan for TOB Trust Certificates	—	—	511,000	614,176	—
Repayments of Loan for TOB Trust Certificates	—	—	(511,000)	(614,176)	—
Cash dividends paid to Common Shareholders	(11,245,767)	(30,400,804)	(4,273,882)	(3,103,955)	(4,391,163)
Increase (decrease) in bank overdraft	(45,937)	309,116	(229,704)	(28,167)	(15,554)
Amortization of deferred offering costs	—	15,764	3,081	—	—

Net cash (provided by) used for financing activities	(10,196,708)	37,629,075	(1,393,298)	(2,279,102)	(4,406,717)

CASH
Net increase in cash	—	—	—	—	—
Cash at beginning of period	—	—	—	—	—

Cash at end of period	—	—	—	—	—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,948,119	$7,996,138	$873,504	$744,149	$1,161,321

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	105,235	70,611	188,434

See notes to financial statements.

FINANCIAL STATEMENTS	59

Financial Highlights

(For a share outstanding throughout each period)

	BFZ
	Six Months Ended 01/31/2018 (unaudited)		Year Ended July 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.34		$16.35	$15.84	$15.83	$14.50	$16.32

Net investment income(a)	0.34		0.73	0.83	0.83	0.87	0.89
Net realized and unrealized gain (loss)	(0.36)		(0.97)	0.54	0.05	1.39	(1.78)

Net increase (decrease) from investment operations	(0.02)		(0.24)	1.37	0.88	2.26	(0.89)

Distributions to Common Shareholders from net investment income(b)	(0.35)		(0.77)	(0.86)	(0.87)	(0.93)	(0.93)

Net asset value, end of period	$14.97		$15.34	$16.35	$15.84	$15.83	$14.50

Market price, end of period	$13.34		$14.71	$16.76	$14.65	$14.41	$13.63

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.01	%(d)	(1.22)%	8.92%	5.96%	16.48%	(5.81)%

Based on market price	(7.06	)%(d)	(7.59)%	20.72%	7.66%	12.80%	(13.17)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.32	%(e)	2.14%	1.68%	1.53%	1.59%	1.63%

Total expenses after fees waived and paid indirectly	2.32	%(e)	2.14%	1.68%	1.53%	1.59%	1.63%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.06	%(e)	1.07%	1.04%	1.00%	1.03%	1.01%

Net investment income to Common Shareholders	4.35	%(e)	4.73%	5.17%	5.20%	5.78%	5.49%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$477,566		$489,328	$521,335	$504,967	$504,531	$462,273

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$171,300		$171,300	$171,300	$171,300	$171,300	$171,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$378,790		$385,656	$404,341	$394,785	$394,531	$369,862

Borrowings outstanding, end of period (000)	$170,958		$169,863	$183,691	$155,533	$106,698	$158,655

Portfolio turnover rate	13%		38%	30%	37%	25%	22%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BFO
	Six Months Ended 01/31/2018 (Unaudited)		Year Ended July 31,
			2017	2016	2015		2014		2013
Net asset value, beginning of period	$15.05		$15.50	$15.37	$15.42		$15.31		$16.05

Net investment income(a)	0.16		0.37	0.46	0.42		0.47		0.68
Net realized and unrealized gain (loss)	(0.24)		(0.40)	0.05	(0.03)		0.25		(0.65)
Distributions to AMPS Shareholders from net investment income	—		—	—	(0.00	)(b)	(0.00	)(b)	(0.01)

Net increase (decrease) from investment operations	(0.08)		(0.03)	0.51	0.39		0.72		0.02

Distributions to Common Shareholders from net investment income(c)	(0.18)		(0.42)	(0.38)	(0.44)		(0.61)		(0.76)

Net asset value, end of period	$14.79		$15.05	$15.50	$15.37		$15.42		$15.31

Market price, end of period	$14.33		$15.05	$15.21	$14.82		$15.16		$15.12

Total Return Applicable to Common Shareholders(d)
Based on net asset value	(0.56	)%(e)	(0.20)%	3.41%	2.59%		4.84%		0.12%

Based on market price	(3.65	)%(e)	1.70%	5.24%	0.62%		4.36%		1.73%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.64	%(f)(g)	0.64%	0.64%	0.68	%(h)	0.74	%(h)	0.92	%(h)

Total expenses after fees waived and paid indirectly	0.64	%(f)(g)	0.64%	0.64%	0.68	%(h)	0.74	%(h)	0.92	%(h)

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(i)	0.64	%(f)(g)	0.64%	0.64%	0.68	%(h)(j)	0.74	%(h)(j)	0.92	%(h)(j)

Net investment income	2.17	%(f)(g)	2.43%	3.00%	2.69	%(h)	3.05	%(h)	4.23	%(h)

Distributions to AMPS Shareholders	—		—	—	0.00%		0.01%		0.09%

Net investment income to Common Shareholders	2.17	%(f)(g)	2.43%	3.00%	2.69%		3.04%		4.14%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$82,243		$83,683	$86,209	$85,510		$85,748		$85,139

AMPS outstanding at $25,000 liquidation preference, end of period (000)	$—		$—	$—	$—		$625		$19,100

Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	$—		$—	$—	$—		$3,454,938		$136,438

Borrowings outstanding, end of period (000)	$—		$—	$—	$134		$190		$280

Portfolio turnover rate	10%		—	7%	14%		1%		9%

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Does not reflect the effect of distributions to Auction Market Preferred Shares (“AMPS”) Shareholders.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.
(j)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2015	2014	2013
Expense ratios	0.67%	0.73%	0.87%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BTT
	Six Months Ended 01/31/2018 (Unaudited)		Year Ended July 31,					Period from 08/30/2012 (a) to 07/31/2013
			2017		2016	2015	2014
Net asset value, beginning of period	$23.83		$25.38		$22.73	$21.99	$18.75	$23.88	(b)

Net investment income(c)	0.43		0.90		1.03	1.09	1.12	0.80
Net realized and unrealized gain (loss)	(0.09)		(1.50)		2.58	0.61	3.23	(4.95)

Net increase (decrease) from investment operations	0.34		(0.60)		3.61	1.70	4.35	(4.15)

Distributions to Common Shareholders:(d)
From net investment income	(0.43)		(0.95)		(0.96)	(0.96)	(1.09)	(0.87)
From return of capital	—		—		—	—	(0.02)	(0.11)

Total distributions to Common Shareholders	(0.43)		(0.95)		(0.96)	(0.96)	(1.11)	(0.98)

Net asset value, end of period	$23.74		$23.83		$25.38	$22.73	$21.99	$18.75

Market price, end of period	$21.39		$23.14		$24.24	$20.80	$19.57	$18.42

Total Return Applicable to Common Shareholders(e)
Based on net asset value	1.55	%(f)	(2.14)%		16.57%	8.32%	24.50%	(18.00	)%(f)

Based on market price	(5.77	)%(f)	(0.51)%		21.67%	11.37%	12.78%	(23.05	)%(f)

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.64	%(g)(h)	1.49	%(h)	1.17%	1.14%	1.22%	0.99	%(g)

Total expenses after fees waived and paid indirectly	1.64	%(g)(h)	1.49	%(h)	1.09%	1.06%	1.21%	0.99	%(g)

Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs(i)	0.68	%(g)(h)	0.68	%(h)	0.61%	0.62%	0.72%	0.64	%(g)

Net investment income to Common Shareholders	3.53	%(g)(h)	3.80	%(h)	4.30%	4.77%	5.61%	3.78	%(g)

Supplemental Data
Net assets Applicable to Common Shareholders, end of period (000)	$1,673,691		$1,679,841		$1,789,120	$1,602,414	$1,550,376	$1,321,835

RVMTP Shares outstanding at $5,000,000 liquidation value, end of period (000)	$750,000		$750,000		$750,000	$750,000	$750,000	$750,000

Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of period	$16,157,943		$16,198,941		$16,927,465	$15,682,760	$15,335,837	$13,812,236

Borrowings outstanding, end of period (000)	$251,820		$184,115		$184,115	$184,120	$184,120	$238,705

Portfolio turnover rate	13%		32%		42%	12%	6%	39%

(a)	Commencement of operations.
(b)	Net asset value, beginning of period, reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00 per share.
(c)	Based on average Common Shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/2018	Year Ended 07/31/2017
Expense ratios	0.01%	0.01%

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BBF
	Six Months Ended 01/31/2018 (Unaudited)		Year Ended July 31,
			2017	2016		2015		2014		2013
Net asset value, beginning of period	$14.48		$15.47	$15.14		$15.09		$13.89		$15.91

Net investment income(a)	0.40		0.84	0.84		0.87		0.87		0.85
Net realized and unrealized gain (loss)	(0.35)		(0.96)	0.36		0.05		1.20		(2.00)

Net increase (decrease) from investment operations	0.05		(0.12)	1.20		0.92		2.07		(1.15)

Distributions to Common Shareholders from net investment income(b)	(0.42)		(0.87)	(0.87)		(0.87)		(0.87)		(0.87)

Net asset value, end of period	$14.11		$14.48	$15.47		$15.14		$15.09		$13.89

Market price, end of period	$13.54		$15.27	$16.00		$13.44		$13.48		$12.47

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.38	%(d)	(0.65)%	8.40%		6.76%		16.06%		(7.56)%

Based on market price	(8.66	)%(d)	1.30%	26.29%		6.09%		15.49%		(18.75)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.38	%(e)	2.16%	2.01	%(f)	1.76%		1.85%		1.83%

Total expenses after fees waived and paid indirectly	2.38	%(e)	2.16%	2.01	%(f)	1.76%		1.85%		1.83%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(g)	1.13	%(e)	1.13%	1.45	%(f)(h)	1.50	%(h)	1.56	%(h)	1.49	%(h)

Net investment income to Common Shareholders	5.59	%(e)	5.72%	5.50%		5.65%		6.09%		5.41%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$144,294		$147,990	$157,965		$101,509		$101,163		$93,145

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$52,000		$52,000	$52,000		$34,200		$34,200		$34,200

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$377,488		$384,597	$403,780		$396,809		$395,798		$372,353

Borrowings outstanding, end of period (000)	$53,135		$50,028	$47,193		$29,682		$29,682		$34,096

Portfolio turnover rate	15%		39%	17%		11%		22%		33%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes reorganization costs associated with the Trust’s reorganization in 2016. Without these costs, total expenses, total expenses after fees waived and/or paid indirectly and total expenses after fees waived and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.83%, 1.83% and 1.26%, respectively, for the year ended July 31, 2016.
(g)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2016	2015	2014	2013
Expense ratios	1.38%	1.17%	1.19%	1.17%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BNJ
	Six Months Ended 01/31/2018 (Unaudited)		Year Ended July 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.39		$16.41	$15.55	$15.61	$14.36	$16.17

Net investment income(a)	0.36		0.79	0.86	0.86	0.88	0.88
Net realized and unrealized gain (loss)	(0.05)		(0.97)	0.90	(0.01)	1.27	(1.75)

Net increase (decrease) from investment operations	0.31		(0.18)	1.76	0.85	2.15	(0.87)

Distributions to Common Shareholders from net investment income(b)	(0.41)		(0.84)	(0.90)	(0.91)	(0.90)	(0.94)

Net asset value, end of period	$15.29		$15.39	$16.41	$15.55	$15.61	$14.36

Market price, end of period	$14.35		$15.97	$16.79	$14.61	$14.68	$13.67

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.04	%(d)	(0.91)%	11.81%	5.79%	16.01%	(5.82)%

Based on market price	(7.72	)%(d)	0.50%	21.76%	5.69%	14.60%	(17.95)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.72	%(e)(f)	2.21%	1.81%	1.80%	1.89%	1.81%

Total expenses after fees waived and paid indirectly	2.72	%(e)(f)	2.21%	1.81%	1.79%	1.89%	1.81%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(g)	1.45	%(e)(f)	1.16%	1.15%	1.15%	1.18%	1.13%

Net investment income to Common Shareholders	4.64	%(e)	5.12%	5.45%	5.43%	5.96%	5.51%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$117,356		$118,019	$125,819	$119,171	$119,509	$109,950

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$59,100		$59,100	$59,100	$59,100	$59,100	$59,100

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$298,572		$299,693	$312,891	$301,643	$302,215	$286,040

Borrowings outstanding, end of period (000)	$21,333		$20,550	$17,890	$17,301	$17,301	$17,302

Portfolio turnover rate	4%		6%	11%	12%	20%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes reorganization costs associated with the Trust’s reorganization in 2017. Without these costs, total expenses, total expenses after fees waived and/or paid indirectly and total expenses after fees waived and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 2.45%, 2.45% and 1.18% respectively, for the period ended January 31, 2018.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BNY
	Six Months Ended 01/31/2018 (Unaudited)		Year Ended July 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.04		$15.94	$14.97	$14.68	$13.47	$15.53

Net investment income(a)	0.30		0.67	0.75	0.79	0.81	0.87
Net realized and unrealized gain (loss)	(0.27)		(0.85)	1.02	0.33	1.23	(2.06)

Net increase (decrease) from investment operations	0.03		(0.18)	1.77	1.12	2.04	(1.19)

Distributions to Common Shareholders from net investment income(b)	(0.34)		(0.72)	(0.80)	(0.83)	(0.83)	(0.87)

Net asset value, end of period	$14.73		$15.04	$15.94	$14.97	$14.68	$13.47

Market price, end of period	$13.62		$15.37	$16.71	$14.54	$13.79	$13.16

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.26	%(d)	(0.93)%	12.13%	8.00%	15.98%	(8.18)%

Based on market price	(9.28	)%(d)	(3.43)%	21.02%	11.67%	11.51%	(16.73)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.33	%(e)	2.15%	1.75%	1.73%	1.82%	1.85%

Total expenses after fees waived and paid indirectly	2.33	%(e)	2.14%	1.75%	1.73%	1.82%	1.84%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.12	%(e)	1.12%	1.11%	1.12%	1.13%	1.14%

Net investment income to Common Shareholders	4.03	%(e)	4.45%	4.89%	5.24%	5.89%	5.71%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$191,082		$195,029	$206,414	$193,299	$189,548	$173,976

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$94,500		$94,500	$94,500	$94,500	$94,500	$94,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$302,203		$306,379	$318,428	$304,549	$300,580	$284,102

Borrowings outstanding, end of period (000)	$32,047		$32,047	$31,780	$28,961	$28,461	$31,620

Portfolio turnover rate	4%		16%	14%	11%	26%	23%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts” or individually as a “Trust”:

Trust Name	Herein Referred to As	Organized	Diversification Classification
BlackRock California Municipal Income Trust	BFZ	Delaware	Diversified
BlackRock Florida Municipal 2020 Term Trust	BFO	Delaware	Non-diversified
BlackRock Municipal 2030 Target Term Trust	BTT	Delaware	Diversified
BlackRock Municipal Income Investment Trust	BBF	Delaware	Diversified
BlackRock New Jersey Municipal Income Trust	BNJ	Delaware	Non-diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Diversified

On September 6, 2017, the Boards of the Trust, BlackRock New Jersey Municipal Bond Trust (BLJ) and BlackRock MuniYield New Jersey Fund, Inc. (MYJ) approved the reorganizations of the Trust and BLJ with and into MYJ, with MYJ continuing as the surviving fund after the reorganization. The reorganizations are subject to approval by each fund’s shareholders and certain other conditions.

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset value (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g.,TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock closed-end funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock closed-end funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trusts presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (unaudited) (continued)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating trusts that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust provides the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other trusts managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the trusts ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Trust to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
BFZ	$901,698	$410,899	$116,241	$1,428,838
BTT	1,105,134	351,477	558,587	2,015,198
BBF	271,674	111,846	42,188	425,708
BNJ	114,008	37,646	38,589	190,243
BNY	167,663	79,338	21,087	268,088

68	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended January 31, 2018, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BFZ	$360,616,910	$170,958,028	1.17% - 1.36%	$170,703,300	1.66%
BTT	429,078,003	251,819,915	1.18% - 1.31%	209,024,105	1.91
BBF	93,788,744	53,134,805	1.17% - 1.39%	51,150,192	1.65
BNJ	38,161,391	21,333,497	1.16% - 1.36%	21,234,742	1.77
BNY	57,334,795	32,047,199	1.18% - 1.31%	32,047,199	1.66

(a)	The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the trusts, as TOB residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.
(b)	The Trusts may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB Trust on a recourse basis, a Trust will usually enter into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple trusts participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at January 31, 2018, in proportion to its participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at January 31, 2018.

For the six months ended January 31, 2018, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BBF	$—	—%	$33,326	0.78%
BNJ	—	—	43,393	0.75

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (unaudited) (continued)

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BTT, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets.

	BFZ	BFO	BBF	BNJ	BNY
Investment advisory fees	0.58%	0.50%	0.57%	0.60%	0.60%

For such services, BTT pays the Manager a monthly fee at an annual rate equal to 0.40% of the average daily value of the Trust’s managed assets.

For purposes of calculating these fees, except for BTT, “managed assets” mean the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For purposes of calculating these fees for BTT, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers: With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2018, the amounts waived were as follows:

	BFZ	BFO	BTT	BBF	BNJ	BNY
Amounts waived	$810	$1,572	$28,526	$131	$198	$1,044

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended January 31, 2018, there were no fees waived by the Manager.

Trustees and Officers: Certain Trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2018, purchases and sales of investments, excluding short-term securities were as follows:

	BFZ	BFO	BTT	BBF	BNJ	BNY
Purchases	$106,571,704	$7,891,205	$378,842,038	$41,396,148	$7,675,508	$14,832,018
Sales	107,476,772	8,835,000	332,248,178	38,161,649	10,440,890	13,914,979

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’ U.S. federal tax returns generally remains open for each of the four years ended July 31, 2017. The statutes of limitations on each Trust’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of January 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of July 31, 2017, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	BFZ	BFO	BTT	BBF	BNJ	BNY
No expiration date(a)	$—	$820,209	$31,050,310	$3,775,937	$1,034,744	$4,272,129
2018	1,442,647	62,100	—	6,927,043	842,367	1,480,575
2019	—	—	—	651,464	27,464	1,982,931

	$1,442,647	$882,309	$31,050,310	$11,354,444	1,904,575	$7,735,635

(a)	Must be utilized prior to losses subject to expiration.

70	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of January 31, 2018, gross unrealized appreciation and depreciation for investments and derivative financial instruments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BFZ	BFO	BTT	BBF	BNJ	BNY
Tax cost	$610,695,169	$80,719,642	$2,381,407,289	$182,961,095	$164,736,267	$267,292,212

Gross unrealized appreciation	$34,103,029	$1,668,804	$64,798,442	$14,080,268	$12,495,169	$18,045,764
Gross unrealized depreciation	(2,896,084)	(865,168)	(39,966,908)	(897,596)	(2,385,922)	(1,624,970)

Net unrealized appreciation	$31,206,945	$803,636	$24,831,534	$13,182,672	$10,109,247	$16,420,794

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

There is no assurance that BFO will achieve its investment objective and BFO may return less than $15.00 per share. As BFO approaches its scheduled termination date, it is expected that the maturity of BFO’s portfolio securities will shorten, which is likely to reduce BFO’s income and distributions to shareholders.

There is no assurance that BTT will achieve its investment objective and BTT may return less than $25.00 per share. As BTT approaches its scheduled termination date, it is expected that the maturity of BTT’s portfolio securities will shorten, which is likely to reduce BTT’s income and distributions to shareholders.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (unaudited) (continued)

offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: BFZ, BFO, BNJ and BNY invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, BFZ, BFO and BBF invested a significant portion of their assets in securities in the county, special district and school district sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited numbers of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001. The par value for each Trust’s Preferred Shares outstanding is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares:

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	BBF	BNJ	BNY
Six Months Ended January 31, 2018	7,282	4,561	12,500
Year Ended July 31, 2017	10,545	5,281	15,306

For the six months ended January 31, 2018 and year ended July 31, 2017, shares issued and outstanding remained constant for BFZ, BFO and BTT.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Trust’s Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees to the Board of each Trust. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BBF has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, as described below.

As of period end, the VRDP Shares outstanding of BBF were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BBF	09/15/11	342	$34,200,000	10/01/41
	05/16/16	178	17,800,000	10/01/41

72	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Redemption Terms: BBF is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BBF is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, BBF is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of BBF. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: BBF entered into a fee agreement with its liquidity provider that requires a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The initial fee agreement between BBF and its liquidity provider was for a 364 day term and was scheduled to expire on September 14, 2012. BBF subsequently renewed the fee agreement for an additional terms. The most recent extension is scheduled to expire on October 22, 2018 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and BBF does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, BBF is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, BBF is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance BBF will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: BBF may incur remarketing fees of 0.10% on the aggregate principal amount of all the Trust’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), BBF may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the six months ended January 31, 2018, the annualized dividend rate for BBF’s VRDP Shares was 1.91%.

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: On October 22, 2015, BBF commenced a three-year term ending April 18, 2018 (the “special rate period”) with respect to its VRDP Shares, during which the VRDP Shares was not subject to any remarketing and the dividend rate was not based on a predetermined methodology. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for BBF were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to April 18, 2018, the holder of the VRDP Shares and BBF may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by BBF on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, BBF is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. BBF will not pay any fees to the liquidity provider and remarketing agent during the special rate period. BBF will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If BBF redeems the VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the six months ended January 31, 2018, VRDP Shares issued and outstanding of BBF remained constant.

VMTP Shares

BFZ, BNJ and BNY (collectively, the “VMTP Trusts”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in privately negotiated offerings and sales of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and VMTP Trusts may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (unaudited) (continued)

As of period end, the VMTP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
BFZ	03/22/12	1,713	$171,300,000	03/30/19
BNJ	03/22/12	591	59,100,000	03/30/19
BNY	03/22/12	945	94,500,000	03/30/19

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Trust’s VMTP Shares will be extended further or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of each VMTP Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trusts redeem the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa2 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trusts fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended January 31, 2018, the annualized dividend rates for the VMTP Shares were as follows:

	BFZ	BNJ	BNY
Rates	1.93%	1.93%	1.93%

For the six months ended January 31, 2018, VMTP Shares issued and outstanding of BFZ, BNJ and BNY remained constant.

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation preference per share, in a privately negotiated offerings and sale of RVMTP Shares exempt from registration under the Securities Act. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. Amendments to the RVMTP governing documents generally require the consent of the holders of RVMTP Shares.

As of period end, the RVMTP Shares outstanding of BTT were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
BTT	01/10/13	50	$250,000,000	12/31/30
	01/30/13	50	250,000,000	12/31/30
	02/20/13	50	250,000,000	12/31/30

Redemption Terms: BTT is required to redeem its RVMTP Shares on the term redemption date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that BTT’s RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, BTT’s RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30 days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder.

Dividends: Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The initial fixed rate spread was agreed upon by the initial purchaser and BTT on the initial date of issuance for the RVMTP Shares. The initial fixed rate spread may be adjusted at each remarketing or upon the agreement of BTT and all of the holders of the RVMTP Shares. In the event that all of the RVMTP Shares submitted for

74	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

remarketing are not successfully remarketed, a failed remarketing would occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.

For the six months ended January 31, 2018, the average annualized dividend rate for BTT’s RVMTP Shares was 1.66%.

Remarketing: In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Shares may occur within one year of the date of issuance of such RVMTP Shares. At the date of issuance and as of period end, the RVMTP Shares were assigned long-term ratings of Aa1 from Moody’s and AAA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

During the six months ended January 31, 2018, no RVMTP Shares were tendered for remarketing.

For the six months ended January 31, 2018, RVMTP Shares issued and outstanding of BTT remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP, VMTP and RVMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP, VMTP and RVMTP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP, VMTP and RVMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP, VMTP and RVMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP, VMTP and RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP, VMTP and RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of VRDP, VMTP and RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP, VMTP and RVMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
BFZ	$1,659,263	$—
BTT	6,245,780	15,764
BBF	498,461	3,081
BNJ	573,723	—
BNY	918,192	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
BFZ	$0.0550	$0.0550	VMTP	W-7	$257,232
BFO	0.0260	0.0260	N/A	N/A	N/A
BTT	0.0718	0.0718	RVMTP	W-7	970,890
BBF	0.0665	0.0665	VRDP	W-7	77,288
BNJ	0.0635	0.0635	VMTP	W-7	88,747
BNY	0.0505	0.0505	VMTP	W-7	141,905

(a)	Net investment income dividend paid on March 1, 2018 to Common Shareholders of record on February 15, 2018.
(b)	Net investment income dividend declared on March 1, 2018, payable to Common Shareholders of record on March 15, 2018.
(c)	Dividends declared for period February 1, 2018 to February 28, 2018.

NOTES TO FINANCIAL STATEMENTS	75

Trustee and Officer Information

Richard E. Cavanagh, Chair of the Board and Trustee

Karen P. Robards, Vice Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Barbara G. Novick, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective December 31, 2017, Jerrold B. Harris retired as a Trustee of the Trusts.

As of the date of this report, the portfolio managers of BFZ are Walter O’Connor, Ted Jaeckel and Michael Perilli. Mr. Perilli joined BFZ’s portfolio management team effective February 1, 2018. Mr. Perilli has been a Vice President of BlackRock, Inc. since 2014, and an Associate thereof from 2008 to 2014.

Effective February 16, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an interested Trustee of the Trusts.

Investment Adviser BlackRock Advisors, LLC	VRDP Tender and Paying Agent, VMTP Tender and Paying Agent and RVMTP Redemption and Paying Agent
Wilmington, DE 19809	The Bank of New York Mellon
New York, NY 10286

Accounting Agent and Custodian	VRDP Liquidity Provider
State Street Bank and Trust Company	Barclays Bank PLC
Boston, MA 02111	New York, NY 10019

Transfer Agent	VRDP Remarketing Agent
Computershare Trust Company, N.A.	Barclays Capital, Inc.
Canton, MA 02021	New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Boston, MA 02116

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

76	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except as disclosed on page 76, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION	77

Additional Information  (continued)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

78	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BARB	Building Aid Revenue Bonds
CAB	Capital Appreciation Bonds
CIFG	CIFG Assurance North America, Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FHA	Federal Housing Administration
GAN	Grant Anticipation Notes
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDB	Industrial Development Board
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
PSF-GTD	Permanent School Fund Guaranteed
RB	Revenue Bonds
S/F	Single-Family
SONYMA	State of New York Mortgage Agency

GLOSSARY OF TERMS USED IN THIS REPORT	79

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK6-1/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

2

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Florida Municipal 2020 Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Florida Municipal 2020 Term Trust

Date: April 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Florida Municipal 2020 Term Trust

Date: April 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Florida Municipal 2020 Term Trust

Date: April 4, 2018

4